                                                                   Exhibit 10.2




              ___________________________________________________


                             STOCKHOLDERS AGREEMENT

                                       of

                           FOOD 4 LESS HOLDINGS, INC.

                            _______________________


                                  Dated as of

                                 June 14, 1995

                            _______________________



              ___________________________________________________

                               TABLE OF CONTENTS


                                                                                          PAGE
                                                                                          ----
ARTICLE I            DEFINITIONS

         Section 1.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE II           RESTRICTIONS ON TRANSFERS  . . . . . . . . . . . . . . . . . . . . .

         Section 2.1      Transfers in Accordance with this Agreement . . . . . . . . . .
         Section 2.2      Agreement to be Bound . . . . . . . . . . . . . . . . . . . . .
         Section 2.3      Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Section 2.4      [Intentionally Left Blank]  . . . . . . . . . . . . . . . . . .
         Section 2.5      Transfer of Pecuniary Interests . . . . . . . . . . . . . . . .
         Section 2.6      Tag-Along Rights  . . . . . . . . . . . . . . . . . . . . . . .
         Section 2.7      Rights to Compel Sale . . . . . . . . . . . . . . . . . . . . .
         Section 2.8      Offering Memorandum . . . . . . . . . . . . . . . . . . . . . .
         Section 2.9      Deliveries at Closing; Method of Payment of
                          Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE III          SCOPE OF BUSINESS OF THE COMPANY   . . . . . . . . . . . . . . . . .

         Section 3.1      Scope of Business . . . . . . . . . . . . . . . . . . . . . . .
         Section 3.2      Business Opportunities  . . . . . . . . . . . . . . . . . . . .

ARTICLE IV           ADDITIONAL RIGHTS AND OBLIGATIONS OF INVESTORS AND THE COMPANY   . .

         Section 4.1      Management Fees . . . . . . . . . . . . . . . . . . . . . . . .
         Section 4.2      Investment Banking Services . . . . . . . . . . . . . . . . . .
         Section 4.3      Access to Information;
                          Confidentiality . . . . . . . . . . . . . . . . . . . . . . . .
         Section 4.4      Furnishing of Information . . . . . . . . . . . . . . . . . . .
         Section 4.5      Regulatory Problems, etc  . . . . . . . . . . . . . . . . . . .
         Section 4.6      Preemptive Rights . . . . . . . . . . . . . . . . . . . . . . .
         Section 4.7      Earthquake Losses . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE V            CORPORATE GOVERNANCE AND VOTING  . . . . . . . . . . . . . . . .

         Section 5.1     Board of Directors of the Company  . . . . . . . . . . . . .
         Section 5.2     Action by the Board of Directors   . . . . . . . . . . . . .
         Section 5.3     Charter Documents  . . . . . . . . . . . . . . . . . . . . .
         Section 5.4     Appointment of Representative  . . . . . . . . . . . . . . .
         Section 5.5     Board Visitation Rights  . . . . . . . . . . . . . . . . . .

ARTICLE VI           TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . .

         Section 6.1     Termination  . . . . . . . . . . . . . . . . . . . . . . . .

ARTICLE VII          MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . .

         Section 7.1     No Inconsistent Agreements   . . . . . . . . . . . . . . . .
         Section 7.2     No Other Affiliate Stockholders  . . . . . . . . . . . . . .
         Section 7.3     Recapitalization, Exchanges, etc.  . . . . . . . . . . . . .
         Section 7.4     Successors and Assigns   . . . . . . . . . . . . . . . . . .
         Section 7.5     No Waivers; Amendments   . . . . . . . . . . . . . . . . . .
         Section 7.6     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . .
         Section 7.7     Inspection   . . . . . . . . . . . . . . . . . . . . . . . .
         Section 7.8     Governing Law  . . . . . . . . . . . . . . . . . . . . . . .
         Section 7.9     Section Headings   . . . . . . . . . . . . . . . . . . . . .
         Section 7.10    Entire Agreement . . . . . . . . . . . . . . . . . . . . . .
         Section 7.11    Severability . . . . . . . . . . . . . . . . . . . . . . . .
         Section 7.12    Counterparts . . . . . . . . . . . . . . . . . . . . . . . .
         Section 7.13    Required Approvals . . . . . . . . . . . . . . . . . . . . .
         Section 7.14    Consistency  . . . . . . . . . . . . . . . . . . . . . . . .
         Section 7.15    Public Disclosure  . . . . . . . . . . . . . . . . . . . . .

SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



                                    EXHIBITS

Exhibit A - Restated Certificate of Incorporation of the Company
Exhibit B - By-Laws of the Company
Exhibit C - Consulting Agreement

                             STOCKHOLDERS AGREEMENT
                         OF FOOD 4 LESS HOLDINGS, INC.

                 STOCKHOLDERS AGREEMENT (the "Agreement"), dated as of June 14, 1995, by and among (i) each of the purchasers listed on the signature pages attached hereto (together with their Permitted Transferees (defined below), the "Purchasers"), (ii) each of the investors listed on the signature pages or consent forms attached hereto, (iii) The Yucaipa Companies, a California general partnership, FFL Partners, a California general partnership, Yucaipa Capital Fund, L.P., a California limited partnership, F4L Equity Partners, L.P., a California limited partnership, Yucaipa/F4L Partners, a California general partnership, and Ronald W. Burkle (collectively, the "Yucaipa Affiliates"), (iv) Food 4 Less Holdings, Inc., a Delaware corporation (the "Company"), (v) Ralphs Grocery Company, a Delaware corporation and wholly owned subsidiary of the Company ("RGC"), and (vi) each other Person (defined below) who becomes a party to this Agreement in accordance with the terms hereof.


                              W I T N E S S E T H:

                 WHEREAS, this Agreement shall become effective (the "Effective Date") on the date of, and simultaneously with, the closings under the Stock Purchase and Exchange Agreement, dated as of June 14, 1995, among the Company, Yucaipa (defined below) and the Purchasers (the "Stock Purchase Agreement");

                 WHEREAS, certain of the parties hereto are parties to that certain FFL Holdings Corporation Stock Purchase and Shareholders' Agreement, dated as of May 23, 1987 (the "1987 Stockholders Agreement"), that certain Stockholders Agreement, dated as of June 17, 1991 (the "1991 Stockholders Agreement"), that certain Registration Rights Agreement, dated as of June 17, 1991 (the "1991 Registration Rights Agreement") and/or that certain Warrantholders' Agreement of Food 4 Less Holdings, Inc., a California corporation, dated as of December 31, 1992 (the "Warrantholders Agreement");

                 WHEREAS, on the Effective Date, (i) the authorized capital stock of the Company will consist of 60,000,000 shares of voting common stock, $.01 par value (the "Voting Stock"), 25,000,000 shares of non-voting common stock, $.01 par value (the "Non-Voting Stock" and together with the Voting Stock, the "Common Stock"), 25,000,000 shares of Series A Preferred Stock, $.01 par value (the "Series A Preferred Stock"), and 25,000,000 shares of Series B Preferred Stock, $.01 par value (the "Series B Preferred Stock"), and (ii) the issued and outstanding capital stock of the Company will consist of 17,207,882 shares of Common Stock, 16,683,244 shares of Series A Preferred Stock and

3,100,000 shares of Series B Preferred Stock, with 2,008,874 shares of Common Stock reserved for issuance upon the exercise of certain warrants (the "Warrants"), 3,000,000 shares of Common Stock reserved for issuance upon the exercise of certain management stock options, and 8,000,000 shares of Common Stock reserved for issuance upon the exercise of the Yucaipa Warrant (defined below);

                 WHEREAS, on the Effective Date (i) each Yucaipa Affiliate shall beneficially own the number of shares of Common Stock set forth under its name on the signature pages attached hereto, and the Yucaipa Affiliates shall collectively beneficially own 10,761,688 shares of Common Stock, (ii) each Purchaser shall beneficially own the number and kind of Shares (defined below) set forth under its name on the signature pages attached hereto, and (iii) each Other Investor shall beneficially own the number and kind of Shares set forth in the stock records of the Company; and

                 WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares, including both issued and outstanding Shares as well as Shares that may be issued or otherwise hereafter, to provide for certain rights and obligations in respect to the Shares and the Company as hereinafter provided, and to terminate substantially all rights and obligations of the parties under the Existing Stockholders Agreements (defined below).

                 NOW THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

                 "Additional Shares" shall have the meaning set forth in
Section 2.6(c).

                 "Affiliate," as applied to any specified Person, shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, in the case of a Person who is an individual, shall include (i) members of such specified Person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified Person or members of such Person's immediate family as determined in accordance with the foregoing clause (i). Notwithstanding the foregoing, the Purchasers and their respective Affiliates shall not be deemed Affiliates of the Company.

                 "Affiliate Transaction" shall mean (i) any sale, lease, transfer or other disposition by the Company or its Subsidiaries of any of their respective properties or assets to, (ii) any purchase of property or assets by the Company or its Subsidiaries from, (iii) any investment by the Company or its Subsidiaries in, (iv) any agreement by the Company or its Subsidiaries with or for the benefit of, or (v) any other transaction between the Company or its Subsidiaries and, an Affiliate of the Company or of any Subsidiary of the Company.

                 "Apollo" shall mean, collectively, the Purchaser identified as such on the signature page attached hereto and any of its Permitted Transferees to which Apollo has Transferred Shares.

                 "Apollo Nominees" shall have the meaning set forth in Section 5.1(a).

                 "Appraisal Notice" shall have the meaning set forth in Section 2.7(c).

                 "Appraisal Request" shall mean a written request for an appraisal pursuant to Section 2.7(c)(i) sent to Yucaipa, Apollo and the Other Purchasers on or prior to the fifth business day following delivery of the Compelled Sale Notice by (i) Apollo, or (ii) Other Purchasers holding at least 65% of the Shares then held by the Other Purchasers, which request shall identify five proposed Appraisers that are independent from the Company, the stockholders of the Company or any of their respective Affiliates; provided that the right to deliver an Appraisal Request shall terminate (i) with respect to Apollo, on the first date on which Apollo owns fewer than 40% of the Shares held by Apollo on the Effective Date, and (ii) with respect to the Other Purchasers, on the first date on which the Other Purchasers own fewer than 40% of the Shares held by the Other Purchasers on the Effective Date.

                 "Appraised Value" shall mean, with respect to any Compelled Sale, the per Share value of the Company immediately prior to such Compelled Sale (without giving effect thereto or to the rights of Apollo contained in Section 2.7(c)(ii) hereof), as determined in good faith by the Appraiser.

                 "Appraiser" shall mean a nationally recognized investment bank, appraisal firm or other Person with experience in valuing businesses chosen pursuant to Section 2.7(c)(i).

                 "Audit Request" shall have the meaning set forth in Section
4.7.

                 "Beneficial owner" of a security shall mean any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has (i) the power to vote, or to direct the voting of, such security and (ii) the power to dispose, or to direct the disposition of, such security. Ownership of the Yucaipa Warrant shall not constitute beneficial ownership of the Shares issuable upon the exercise thereof.

                 "Board of Directors" shall mean the Board of Directors of the Company.

                 "Business Day" shall mean each day other than Saturdays, Sundays and days when commercial banks are authorized to be closed for business in New York, New York.

                 "Business Opportunity" shall have the meaning set forth in
Section 3.2.

                 "Certificates of Designation" shall mean the Certificates of Designation of Series A Preferred Stock and Series B Preferred Stock, respectively, in the forms attached as exhibits to the Stock Purchase Agreement.

                 "Charter Documents" shall mean the Restated Certificate of Incorporation and By-Laws of the Company, attached hereto as Exhibits A and B, respectively.

                 "Commission" shall mean the United States Securities and Exchange Commission.

                 "Common Stock" shall have the meaning set forth in the recitals.

                 "Company" shall have the meaning set forth in the preamble.

                 "Compelled Sale" shall have the meaning set forth in Section 2.7(a).

                 "Compelled Sale Acceptance" shall have the meaning set forth in Section 2.7(c).

                 "Compelled Sale Agreement" shall have the meaning set forth in
Section 2.7(a).

                 "Compelled Sale Closing" shall have the meaning set forth in
Section 2.7(e).

                 "Compelled Sale Date" shall have the meaning set forth in
Section 2.7(b).

                 "Compelled Sale Notice" shall have the meaning set forth in
Section 2.7(b).

                 "Compelled Sale Termination Date" shall have the meaning set forth in Section 2.7(b).

                 "Consulting Agreement" shall mean that certain Consulting Agreement, dated as of the date hereof, by and among RGC, the Company and Yucaipa, attached hereto as Exhibit D.

                 "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Controlling Stockholders" shall mean the Yucaipa Affiliates and any of their Permitted Transferees to which any Yucaipa Affiliate or any other Controlling Stockholder has Transferred Shares.

                 "Credit Agreement" shall mean the Credit Agreement, dated as of the date hereof, among the Company, Food 4 Less Supermarkets, Inc., a Delaware corporation and predecessor of RGC, and its Subsidiaries and the lenders, arrangers and administrative agents named therein.

                 "Customary Trading Activities" shall mean market-making, broker-dealer, investment banking, capital markets or investment management activities undertaken in the ordinary course of business.

                 "Disallowed Reserve" shall have the meaning set forth in
Section 4.7.

                 "Disqualified Indebtedness" shall have the meaning set forth in Section 2.7(h).

                 "Earthquake Reserve" shall have the meaning set forth in
Section 4.7.

                 "EBITDA" shall mean with respect to any Person for any period,
(a) the net income (or loss) of such person and its subsidiaries on a consolidated basis for such period, determined in accordance with GAAP, excluding (to the extent included therein), without duplication, (i) all net extraordinary gains (or losses), (ii) total interest expense (including that portion attributable to capital leases in accordance with GAAP) of such Person and its subsidiaries on a consolidated basis with respect to outstanding indebtedness of such person and its subsidiaries, including without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under interest rate swap, cap, collar or similar agreements, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) LIFO provision, (vii) reserves for non-cash restructuring charges ("Restructuring Reserve"), (viii) tax indemnification payments to Federated Department Stores, Inc., (ix) provision for earthquake losses or other natural disasters, (x) gain (or loss) on disposal of assets, (xi) the cumulative effect of any accounting changes, and (xii) other non-cash, non-operating items reducing net income and other non-cash, non-operating items increasing net income, minus (b) cash expenditures charged against, or adjustments resulting in a decrease of, the Restructuring Reserve or the Disallowed Reserve, all of the foregoing as determined on a consolidated basis for such Person and its subsidiaries in accordance with GAAP; provided, that EBITDA of the Company for any period shall be calculated to give pro forma effect to all acquisitions and divestitures during such period as if such acquisitions and divestitures had occurred on the first day of such period, such calculations to be made in accordance with GAAP and Rule 11-02 of Regulation S-X of the Commission.

                 "Effective Date" shall have the meaning set forth in the recitals.

                 "Employee Plans" shall mean any employee or similar plans set forth in Schedule 3.9 to the Stock Purchase Agreement or approved in accordance with Section 5.2(e) hereof.

                 "Enterprise Value" with respect to any proposed Compelled Sale, shall mean (without duplication) the sum of (a) the aggregate value of the fully diluted common equity of the Company, based on the price per Share proposed to be paid in such Compelled Sale, net of the exercise, exchange or conversion price, if any, with respect to any security exercisable or exchangeable for or convertible into Common Stock of the Company, plus (b) the aggregate principal amount of all Indebtedness of the Company and its consolidated Subsidiaries and the aggregate liquidation preference of all preferred stock of the Company (other than the Shares or other convertible preferred stock included in clause (a) above), in each case as reflected on the Company's most recent consolidated balance sheet that was (or was required to be) provided pursuant to Section 4.4 hereof on or prior to the date of the Compelled Sale Notice, less (c) all cash and cash equivalents of the Company and its consolidated Subsidiaries as reflected on such balance sheet.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                 "Existing Stockholders Agreements" shall mean the 1987 Stockholders Agreement, the 1991 Stockholders Agreement, the 1991 Registration Rights Agreement and the Warrantholders Agreement.

                 "GAAP" shall mean generally accepted accounting principles, consistently applied.

                 "Holdings Indenture" shall mean the Indenture, dated as of June 14, 1995, relating to the 13 5/8% Senior Subordinated Pay-In-Kind Debentures due 2007 of the Company, by and among the Company and the Trustee named therein, as in effect on the date hereof.

                 "Holdings Merger" shall mean (i) the merger of Food 4 Less, Inc., a Delaware corporation, with and into Food 4 Less Holdings, Inc., a California corporation, and (ii) the merger of Food 4 Less Holdings, Inc., a California corporation, with and into the Company, in each case as consummated on or prior to the Effective Date.

                 "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                 "Indebtedness" shall mean with respect to any person, without duplication, all liabilities of such person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (b) evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (other than any such balance that represents an account payable or any other monetary obligation to a trade creditor (whether or not an Affiliate)), or (c) for the payment of money relating to a Capitalized Lease Obligation (as defined in the Holdings Indenture).

                 "Initial Public Offering" shall mean the initial primary Public Offering of common stock by the Company (other than pursuant to a registration statement on Form S-8 or otherwise relating to equity securities issuable exclusively under any employee benefit plan of the Company).

                 "Investors" shall mean each of the parties to this Agreement (other than the Company and Controlling Stockholders), together with such party's

Permitted Transferees, including (without limitation) any Person who shall become a party to or agree to be bound by the terms of this Agreement after the date hereof. For purposes of determining the number of Shares held by any Investor, such Investor shall be deemed to hold all Shares held by such Investor's Permitted Transferees.

                 "MD&A" shall mean a management's discussion and analysis of the Company's financial condition and results of operation comparable to the discussion that is required to be included in periodic reports filed under the Exchange Act.

                 "New Nominees" shall have the meaning set forth in Section 5.1(a).
                 "Non-Voting Stock" shall have the meaning set forth in the recitals.

                 "Notices" shall have the meaning set forth in Section 7.6.

                 "Offering Notice" shall have the meaning set forth in Section 4.6(b).

                 "Other Investors" shall mean the Investors other than the Purchasers.

                 "Other Purchasers" shall mean the Purchasers other than Apollo.

                 "Other Purchasers Nominees" shall have the meaning set forth in Section 5.1(a).

                 "Pecuniary interest" in any security shall mean the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in such security, and shall include securities owned by an individual's spouse or issue or any trust solely for the benefit of such individual, spouse or issue.

                 "Permitted Affiliate Transaction" shall mean:

                          (a)  any transaction enumerated in (1) Section
5.11(b) of the Indenture, dated as of June 14, 1995, relating to the Senior Subordinated Notes due 2005 of RGC, by and among RGC, the Subsidiary Guarantors and the Trustee named therein, as in effect on the date hereof, or (2) Section 4.11(b) of the Holdings Indenture, other than (with respect to either Indenture named in (1) or (2)), subsections (b)(i), (ii), (v), (vi) and (vii) thereof,

                          (b)  payment of amounts or provision of benefits
required to be paid or provided to participants in any Employee Plans, as provided in the documents related thereto,

                          (c)  transactions pursuant to leases between the
Company and partnerships of which Ronald W. Burkle is general partner, relating to three warehouse format stores located in Victorville, Corona and Rialto, California, respectively, as in effect on the Effective Date, and

                          (d)  transactions pursuant to any provision of this
Agreement, the Registration Rights Agreement, the Stock Purchase Agreement, the Consulting Agreement, or the Yucaipa Warrant, including, but not limited to, the Holdings Merger.

                 "Permitted Exchange" shall mean the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market National Market.

                 "Permitted Transferee" shall mean:

                          (a)  in the case of any Purchaser (i) any officer,
director or partner of, or Person controlling, such Purchaser or any other Purchaser, or (ii) any other Person that is (x) an Affiliate of the general partner(s), investment manager(s) or investment advisor(s) of such Purchaser on the date hereof, (y) an Affiliate of such Purchaser or a Permitted Transferee of such Purchaser or (z) an investment fund, investment account or investment entity whose investment manager, investment advisor or general partner thereof is such Purchaser or a Permitted Transferee of such Purchaser, in each case in a bona fide distribution or other transaction not intended to avoid the provisions of this Agreement;

                          (b)  in the case of any Controlling Stockholder, (i)
any Person that is controlled by Ronald W. Burkle, (ii) upon a bona fide liquidation of, or a bona fide withdrawal from, such Controlling Stockholder, in each case, not intended to avoid the provisions of this Agreement, the shareholders, partners or principals, as the case may be, of such Controlling Stockholder, (iii) upon a bona fide reduction (not intended to avoid the provisions of this Agreement) in such Controlling Stockholder's interest in another Controlling Stockholder (a "Specified Person"), and a corresponding increase in a Yucaipa Individual's interest in such Specified Person, such Yucaipa Individual; provided, that immediately after such Transfer, Ronald W. Burkle continues to control such Specified Person, or (iv) if such Controlling Stockholder is an individual, (x) any spouse or issue of such individual, or any trust solely for the benefit of such individual, spouse or issue, and (y) upon such individual's death, any Person to whom Shares are transferred in accordance with the laws of descent and/or testamentary distribution; and

                          (c)  in the case of any Other Investor, (i) any
Subsidiary of such Other Investor, (ii) any Person of which such Other Investor is a Subsidiary, (iii) any Subsidiary of a Person described in the foregoing clause (ii), or (iv) if such Other Investor is an individual, (x) any spouse or issue of such Other Investor or any trust for the benefit of such individual, spouse or issue, and (y) upon such Other Investor's death, any Person to whom Shares are transferred in accordance with the laws of descent and/or testamentary distribution.

                 "Person" shall mean an individual or a corporation, partnership, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                 "Preferred Preemptive Purchase" shall mean the purchase, within one year following the Effective Date, of Series A Preferred Stock or Series B Preferred Stock by any Person who holds Shares as of the Effective Date pursuant to the exercise of preemptive rights granted to such Person under the Existing Stockholder Agreements with respect to the transactions contemplated by the Stock Purchase Agreement; provided that prior to or concurrently with such purchase, such Person has become a party to, or agreed to be bound as an Other Investor by the terms of, this Agreement.

                 "Proposed Purchaser" shall mean a Person or group of Persons to which any Controlling Stockholder proposes to Transfer Shares in accordance with Section 2.6.

                 "Public Offering" shall mean any bona fide underwritten public distribution of equity securities of the Company pursuant to an effective registration statement under the Securities Act.

                 "Purchaser Transaction" shall mean (a) any sale, lease, transfer or other disposition by the Company or its Subsidiaries of any of their respective properties or assets to, (b) any purchase of property or assets by the Company or its Subsidiaries from, (c) any investment by the Company or its Subsidiaries in, (d) any agreement by the Company or its Subsidiaries with, or (e) any other transaction between the Company or its Subsidiaries and, a Purchaser or its Affiliates, in each case occurring after the Effective Date; provided, however, that the term "Purchaser Transaction" shall not include (i) any Permitted Affiliate Transaction, (ii) any transaction on terms no less favorable to the Company on the whole than those obtainable from an unrelated third party, or (iii) any transaction effected within the ordinary course of business of the Company or such Subsidiary.

                 "Purchasers" shall have the meaning set forth in the preamble.

                 "Qualified IPO" shall mean:

                          (a)  an Initial Public Offering in which (i) the
shares of Common Stock distributed either (A) constitute at least 20% of the fully diluted Shares outstanding or (B) have a market value of at least $150 million, in either case immediately after such offering, (ii) immediately after such offering the Common Stock of the Company is listed for trading on a Permitted Exchange and (iii) the price at which such Common Stock is sold to the public implies an aggregate value of the Shares outstanding immediately after the closings under the Stock Purchase Agreement (the "Initial Equity Account") greater than the Trigger Amount on the date on which such offering is consummated; provided, that if (1) an Initial Public Offering meets the requirements of clauses (a)(i) and (ii) hereof but not those of this clause
(iii) on the date of the consummation thereof and (2) thereafter, for any period of 45 consecutive trading days, the last reported sale price of the Common Stock on each such day implies an aggregate value of the Initial Equity Account greater than the Trigger Amount on the last day of such period, then (except for purposes of Section 5.2(f) hereof) a Qualified IPO will be deemed to occur on the last day of such period, or

                          (b)  a merger of the Company pursuant to a
registration statement on Form S-4 that results in the holders of all of the Shares (other than any holders who exercise statutory dissenters rights) receiving registered equity securities in exchange therefor; but only if (i) the average weekly trading volume of the class of shares issued to holders of the Shares pursuant to such merger (the "Merger Shares") for the 12 consecutive week period immediately preceding the public announcement of such merger is at least 0.75% of the outstanding Merger Shares on the last day of such period,
(ii) the value of the Initial Equity Account implied by such transaction is greater than the Trigger Amount on the date of such merger, and (iii) both immediately before and after the consummation of such merger the Merger Shares are listed on a Permitted Exchange.

                 "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company, the Purchasers and the other parties thereto.

                 "Regulatory Problem" shall have the meaning set forth in
Section 4.5.

                 "Remaining Holders" shall have the meaning set forth in
Section 2.7(a).

                 "Reserve Notice" shall have the meaning set forth in Section
4.7.

                 "Reviewer" shall have the meaning set forth in Section 4.7.

                 "RGC" shall have the meaning set forth in the preamble.

                 "RGC Board" shall mean the Board of Directors of RGC.

                 "ROFO Acceptance" shall have the meaning set forth in Section 5.1(g).

                 "ROFO Closing Date" shall have the meaning set forth in
Section 5.1(g).

                 "ROFO Notice" shall have the meaning set forth in Section
5.1(g).

                 "ROFO Shares" shall have the meaning set forth in Section
5.1(g).

                 "RPHC" shall mean any Person, if an interest in such Person is treated as a "United States real property interest" within the meaning of section 897 of the Internal Revenue Code of 1986, as amended.

                 "Rule 144 Open Market Transaction" shall mean any bona fide public sale of Shares in an open market transaction under Rule 144 of the Securities Act (or any successor rule) if such sale is in compliance with the requirements of paragraphs (c), (d), (e), (f) and (g) of such Rule (notwithstanding the provisions of paragraph (k) of such Rule).

                 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                 "Series A Preferred Stock" shall have the meaning set forth in the recitals.

                 "Series B Preferred Stock" shall have the meaning set forth in the recitals.

                 "Shares" shall mean, collectively, the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, and the Warrants. Whenever this Agreement refers to a number or percentage of Shares, such number or percentage shall be calculated as if each of the Shares had been exchanged or converted into shares of Common Stock immediately prior to such calculation regardless of the existence of any restrictions on such exchange or conversion.

                 "Stock Purchase Agreement" shall have the meaning set forth in the recitals.

                 "Subsidiary" shall mean, with respect to any Person, (a) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by a Subsidiary of such Person, or by such Person and one or more Subsidiaries of such Person, (b) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general partner of such partnership, or (c) any other Person (other than a corporation) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of the directors or other governing body of such Person.

                 "Tag-Along Notice" shall have the meaning set forth in Section 2.6(c).

                 "Tag-Along Sale" shall mean a bona fide Transfer of a Controlling Stockholder's pecuniary interest in any Shares (except in accordance with Section 2.7), including (without limitation) (a) by means of such Controlling Stockholder's Transfer of an interest in any Person owning such Shares or (b) a Transfer of a pecuniary interest in any Shares by such Controlling Stockholder's spouse or issue, or by any trust solely for the benefit of such Controlling Stockholder's spouse or issue.

                 "Tag-Along Stockholder" shall have the meaning set forth in
Section 2.6(a).

                 "Third Party" shall mean any prospective purchaser of Shares (that is not an Affiliate or Permitted Transferee of the transferor or of any Yucaipa Affiliate) in an arm's length purchase from such transferor.

                 "Transfer" shall mean (i) when used as a noun: any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition and (ii) when used as a verb: to directly or indirectly transfer, sell, assign, pledge, hypothecate, encumber, or otherwise dispose of.

                 "Transferee" shall mean any Person to whom Shares have been Transferred in compliance with the terms of this Agreement.

                 "Transfer Allotment" of any Tag-Along Stockholder with respect to any Tag-Along Sale shall mean the product of (i) the total number of Shares proposed to be Transferred in such Tag-Along Sale multiplied by (ii) a fraction, the numerator of which is the total number of Shares owned by such Tag-Along Stockholder as of the close of business on the second day immediately preceding the mailing date of the Transfer Notice and the denominator of which is the total number of Shares then owned by the Controlling Stockholders, the Investors, and all other stockholders of the Company having tag- along or other contractual rights to participate in the proposed Transfer.

                 "Transfer Date" shall have the meaning set forth in Section 2.6(b).

                 "Transfer Notice" shall have the meaning set forth in Section 2.6(b).

                 "Trigger Amount" shall mean, on any date, the lesser of (a) $1.95 billion or (b) the sum of (i) $650 million plus (ii) if such date is after the second anniversary of the Effective Date, the value accreted on such amount (on a daily basis) from such second anniversary to such date, at a rate of 25% per annum, compounded annually.

                 "Voting Stock" shall have the meaning set forth in the recitals.

                 "Warrants" shall have the meaning set forth in the recitals.

                 "Warrant Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of December 31, 1992, by and among Food 4 Less Holdings, Inc. and the purchasers of the Warrants.

                 "Yucaipa" shall mean The Yucaipa Companies, a California general partnership, until a successor controlled by Ronald W. Burkle replaces such Person, and thereafter means such successor; provided that the rights set forth in Section 5.1 of this Agreement as belonging to Yucaipa initially shall be exercisable personally by Ronald W. Burkle, and neither The Yucaipa Companies nor any other Yucaipa Affiliate shall have any right or interest in the exercise of such rights; provided further that Ronald W. Burkle may assign such rights to any successor controlled by him, and for purposes of Section 5.1, "Yucaipa" thereafter shall mean such successor so long as it remains controlled by Ronald W. Burkle.

                 "Yucaipa Affiliate" shall have the meaning set forth in the preamble.

                 "Yucaipa Individual" shall mean (a) a full-time employee of a Yucaipa Affiliate or the Company or (b) a partner of a Yucaipa Affiliate who devotes substantially all of his business efforts to such Yucaipa Affiliate.

                 "Yucaipa Nominees" shall have the meaning set forth in Section 5.1(a).

                 "Yucaipa Warrant" shall mean the warrant to purchase 8,000,000 shares of Common Stock issued by the Company to Yucaipa on the Effective Date.


                                   ARTICLE II

                           RESTRICTIONS ON TRANSFERS

                 Section 2.1 Transfers in Accordance with this Agreement. Any attempt to Transfer, or purported Transfer of, any Shares in violation of the terms of this Agreement shall be null and void and neither the Company nor any transfer agent shall register upon its books any such Transfer. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company.

                 Section 2.2 Agreement to be Bound. (a) No party hereto shall Transfer any Shares (other than Transfers to the Company or Transfers constituting a bona fide public distribution pursuant to (i) the registration rights included in the Registration Rights Agreement, (ii) any shelf registration pursuant to Rule 415 under the Securities Act or any Public Offering or (iii) Rule 144 Open Market Transactions) unless (x) the certificates representing such Shares issued to the Transferee bear the legend provided in Section 2.3, if required by such Section, and (y) the Transferee (if not already a party hereto) has executed and delivered to each other party hereto, as a condition precedent to such Transfer, an instrument or instruments, reasonably satisfactory to the Company, confirming that the Transferee agrees to be bound by the terms of this Agreement in the same manner as such Transferee's transferor, except as otherwise specifically provided in this Agreement.

                          (b)   At any time prior to the earlier of an Initial
Public Offering or a Qualified IPO, the Company shall cause each Person (other than any Person already a party to this Agreement) acquiring newly issued Shares (other than acquisitions of Shares (i) pursuant to Employee Plans or (ii) in exchange for consideration consisting only of property, assets or services (other than cash) pursuant to a transaction approved in writing by a majority of the New Nominees), including any Person who acquires Shares pursuant to the Preferred Preemptive Purchase, to execute and deliver to each other party hereto a written agreement, reasonably satisfactory to the parties hereto, confirming that such Person agrees to be bound as an Other Investor under this Agreement (or to be bound under another agreement by provisions substantially identical to those contained herein) and to cause any certificates representing Shares issued to such Person to bear the legend provided in Section 2.3 (or a substantially similar legend).

                 Section 2.3 Legend. Each Investor and Controlling Stockholder hereby agrees that each outstanding certificate representing Shares issued to any of them, or any certificate issued in exchange for or upon conversion of any similarly legended certificate, shall, unless sold in a transaction exempted from the operation of Section 2.2(a) above, bear a legend reading substantially as follows (except for certificates representing Shares issued in the Holdings Merger pursuant to a Registration Statement on Form S-4, which certificate shall bear only the legend set forth in the second paragraph below):

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR QUALIFICATION UNDER STATE SECURITIES LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OBLIGATIONS, TO WHICH ANY TRANSFEREE AGREES BY HIS ACCEPTANCE HEREOF, AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 14, 1995, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY.
NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT AND BY AN AGREEMENT OF THE TRANSFEREE TO BE BOUND BY THE RESTRICTIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

                 Notwithstanding the foregoing, each Investor and Controlling Stockholder hereby agrees that each outstanding Warrant shall, unless sold in a transaction exempted from the operation of Section 2.2(a) above, bear substantially the legend set forth in the Warrantholders Agreement (notwithstanding the termination of such agreement), provided that any reference in such legend to the Warrantholders Agreement shall be amended, upon any reissuance of a Warrant in connection with a Transfer thereof, to refer to this Agreement.

                 Section 2.4  [Intentionally Left Blank].

                 Section 2.5 Transfer of Pecuniary Interests. Prior to a Transfer of a pecuniary interest in any Shares by Ronald W. Burkle or any Controlling Stockholder controlled by Ronald W. Burkle to a Permitted Transferee (including, without limitation, by means of a Transfer of an interest in any Person owning Shares) Ronald W. Burkle shall provide each of the Purchasers with a written notice specifying the number of Shares in which a pecuniary interest is being Transferred.

                 Without the prior written consent of (a) the holders of a majority of the Shares held by the Purchasers and (b) at least two unrelated Purchasers, neither Ronald W. Burkle nor any Controlling Stockholder controlled by Ronald W. Burkle shall Transfer a pecuniary interest in any Shares to a Permitted Transferee (including, without limitation, by means of a Transfer of an interest in any Person owning Shares), if immediately after giving effect to such Transfer Ronald W. Burkle would have a pecuniary interest in a number of Shares less than (i) 85% of the number of Shares in which Ronald W. Burkle has a pecuniary interest on the date hereof minus (ii) any Shares as to which Ronald W. Burkle has a pecuniary interest on the date hereof that are Transferred in a Tag-Along Sale exempt from the provisions of Section 2.6 pursuant to Section 2.6(e)(iv).

                 The provisions of this Section 2.5 shall not apply to any Transfer to (x) any spouse or issue of Ronald W. Burkle, or any trust solely for the benefit of Ronald W. Burkle or any such spouse or issue, and (y) upon Ronald W. Burkle's death, any Person to whom Shares are transferred in accordance with the laws of descent and/or testamentary distribution.

                 Section 2.6 Tag-Along Rights. (a) Each Controlling Stockholder who proposes to effect a Tag-Along Sale shall afford each of the Investors (each, a "Tag-Along Stockholder") the opportunity to participate therein in accordance with this Section 2.6.

                 Each Controlling Stockholder represents to the Investors that it has not entered into any agreement providing for any rights inconsistent with the rights provided to the Investors in this Section 2.6 and that it has not otherwise directly or indirectly granted any such rights, other than pursuant to the Existing Stockholders Agreements. No Controlling Stockholder shall enter into any agreement providing for, or otherwise directly or indirectly grant, any tag-along or other contractual rights (other than customary registration rights) to participate, directly or indirectly, in any Tag-Along Sale (other than with respect to (i) Shares issued under the Employee Plans representing no more than 11% of the Shares outstanding immediately following the Effective Date or (ii) Shares issued pursuant to the Preferred Preemptive Purchase) without the prior unanimous written approval of the New Nominees.

                          (b)  With respect to each Tag-Along Sale, each
Tag-Along Stockholder shall have the right to Transfer, at the same price and upon identical terms and conditions as such proposed Transfer (except as set forth below), the number of Shares owned by such Tag-Along Stockholder equal to such Tag-Along Stockholder's Transfer Allotment; provided, however, that (i) a Tag- Along Stockholder may Transfer Shares of a different kind than those transferred by a Controlling Stockholder pursuant to a Tag- Along Sale; and
(ii) in the event of a Tag-Along Sale pursuant to a Transfer by a Controlling Stockholder of an interest in a Person that directly or indirectly owns Shares, the price and other terms and conditions of such Tag-Along Sale applicable to each Tag-Along Stockholder and the Shares to be sold by such Tag-Along Stockholder, shall as closely approximate those of the proposed Transfer as is reasonably practicable.

                 At the time any Tag-Along Sale is proposed, the Controlling Stockholders shall give written notice to each Tag- Along Stockholder of its right to sell Shares hereunder (the "Transfer Notice"), which notice shall identify the Proposed Purchaser and state the number of Shares proposed to be Transferred, the proposed offering price (including the form and terms of any non-cash consideration to be received in connection therewith), the proposed date of any such Transfer (the "Transfer Date") and any other material terms and conditions of the proposed Transfer. The Transfer Notice shall also contain a complete and correct copy of any offer to, or agreement with, the Controlling Stockholders by the Proposed Purchaser to purchase such Shares. The Controlling Stockholders shall use their best efforts to deliver the Transfer Notice at least 30 days prior to the Transfer Date and in no event shall the Controlling Stockholders provide such Transfer Notice later than 21 days prior to the Transfer Date.

                          (c)  Each Tag-Along Stockholder that wishes to
participate in the Tag-Along Sale shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") to the Controlling Stockholders no less than 7 days prior to the Transfer Date. The Tag-Along Notice shall set forth the number and kind of Shares that such Tag-Along Stockholder elects to include in the Transfer, which shall not exceed such Tag-Along Stockholder's Transfer Allotment; provided that the failure of a Tag- Along Stockholder to correctly specify a number or kind of Shares not exceeding its Transfer Allotment shall not affect the rights such Tag-Along Stockholder may otherwise have under this Section 2.6. The Tag-Along Notice shall also specify the aggregate number and kind of additional Shares owned of record by such Tag-Along Stockholder as of the close of business on the second day immediately preceding the date on which the Tag-Along Notice is given by such Tag-Along Stockholder, if any, which such Tag-Along Stockholder desires also to include in the Transfer ("Additional Shares") in the event there is any under-subscription for the entire amount of all Tag-Along Stockholders' Transfer Allotments. In the event there is an under-subscription by the Tag-Along Stockholders for any portion of the aggregate Tag-

Along Stockholders' Transfer Allotments, the Controlling Stockholders shall apportion the unsubscribed Tag-Along Stockholders' Transfer Allotments to Tag-Along Stockholders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Tag-Along Stockholders in accordance with the number of Additional Shares specified by all such Tag-Along Stockholders in their Tag-Along Notices. The Tag-Along Notices given by the Tag-Along Stockholders shall constitute their binding agreements to sell such Shares on the terms and conditions applicable to the Transfer.

                 If a Tag-Along Notice is not received by the Controlling Stockholders from a Tag-Along Stockholder prior to the 7- day period specified above, the Controlling Stockholders shall have the right to sell or otherwise Transfer the number of Shares specified in the Transfer Notice to the Proposed Purchaser specified in the Transfer Notice without any participation by such Tag-Along Stockholder (subject to the right of other Tag-Along Stockholders to sell Additional Shares in the event of an under-subscription by Tag-Along Stockholders, as described above), but only on terms and conditions with respect to the consideration paid by the Proposed Purchaser no more favorable (and other material terms and conditions which a reasonable investor would consider significant to the decision to include Shares in the Transfer no more favorable in any material respect) to the Controlling Stockholders than as stated in the Transfer Notice to the Tag-Along Stockholders, and only if such Transfer occurs on a date within 45 business days of the Transfer Date.

                          (d)  No Tag-Along Stockholder shall be required to
make any representations and warranties to any Person in connection with such Tag-Along Sale except as to (i) good title and the absence of liens with respect to such Tag-Along Stockholder's Shares, (ii) the corporate or other existence of such Tag-Along Stockholder and (iii) the authority for and the validity and binding effect of, and the absence of any conflicts under the charter documents and material agreements of such Tag-Along Stockholder as to, any agreements entered into by such Tag-Along Stockholder in connection with such Transfer. No Tag-Along Stockholder shall be required to provide any indemnities in connection with such Tag-Along Sale except for a breach of such representations and warranties.

                          (e)  The provisions of this Section 2.6 shall not
apply to any Transfers (i) by a Controlling Stockholder to a Permitted Transferee of such Controlling Stockholder (provided that such Permitted Transferee has agreed to be bound by this Agreement as contemplated by Section
2.2 hereof), (ii) pursuant to a Public Offering, (iii) pursuant to a Rule 144 Open Market Transaction of which each of the New Nominees has been provided at least 2 business days' prior written notice, or (iv) on or after the one year anniversary of the Effective

Date, by Ronald W. Burkle or Controlling Stockholders controlled by Ronald W. Burkle; provided, that the aggregate number of Shares transferred pursuant to this clause (iv) by all such Persons does not exceed 807,127 (7.5% of the number of Shares beneficially owned by the Yucaipa Affiliates on the date hereof).

                 Section 2.7 Rights to Compel Sale. (a) If at any time the Controlling Stockholders shall enter into a written agreement with a Third Party to acquire solely for cash all, but not less than all, of the issued and outstanding Shares in a bona fide transaction (a "Compelled Sale Agreement"), the Controlling Stockholders shall have the right, subject to the terms and conditions set forth below, to require each of the Investors (the "Remaining Holders") to sell all, but not less than all, of the Shares held by each such Remaining Holder (a "Compelled Sale"). Subject to the terms and conditions set forth below, the Remaining Holders shall (and hereby agree to) sell such Shares on the same terms and conditions and for the same per Share consideration as the Controlling Stockholders sell their Shares.

                 As soon as is reasonably practicable after the commencement of material discussions regarding a proposed sale of the Company (whether through a merger, sale of stock or assets or otherwise), business combination, or similar transaction, the Controlling Stockholders shall provide each of the New Nominees with notice thereof, which shall include reasonable details with respect thereto. The Controlling Stockholders shall provide each of the New Nominees with prompt notice of all material developments in such discussions.

                          (b)  Within two Business Days following execution of
any Compelled Sale Agreement, the Controlling Stockholders shall provide each Remaining Holder with written notice thereof (the "Compelled Sale Notice"). The Compelled Sale Notice shall attach a copy of the Compelled Sale Agreement and shall set forth: (i) the name and address of the Third Party; (ii) the amount of consideration to be paid per Share and the terms and conditions of payment offered by the Third Party; and (iii) all other material terms of such Compelled Sale, including the proposed date of the Compelled Sale (the "Compelled Sale Date"), which shall be not less than 20 days following the delivery of the Compelled Sale Notice, and the outside termination date of the Compelled Sale Agreement (the "Compelled Sale Termination Date"), which shall be not more than 150 days following the delivery of the Compelled Sale Notice.

                          (c)  The provisions of this Section 2.7(c) shall only
apply if the aggregate consideration to be paid for all outstanding Shares in such Compelled Sale implies an Enterprise Value on the date of delivery of the Compelled Sale Notice of less than the product of (x) 6.5 times (y) EBITDA of the Company for the latest four fiscal quarters of the Company for which information was (or was required to be) provided to Investors pursuant to Section

4.4 hereof (or, if such Compelled Sale Notice is given prior to the date on which the Company has provided a full year of financial statements pursuant to
Section 4.4 hereof, the annualized EBITDA of the Company based on all periods beginning on or after the Effective Date for which information was (or was required to be) so provided).

                          (i) Upon delivery of an Appraisal Request, Yucaipa
and Apollo, if the Other Purchasers delivered the Appraisal Request or Yucaipa and the Other Purchasers, if Apollo delivered the Appraisal Request, shall choose an Appraiser from the list of proposed Appraisers contained in the Appraisal Request, and notify the party delivering such Appraisal Request of such choice on or prior to the fifth business day following delivery of the Appraisal Request. The party or parties making such Appraisal Request shall retain such Appraiser and cause the Appraiser to calculate an Appraised Value as promptly as practicable (but in any event prior to the 20th business day following selection of the Appraiser) and to provide written notice thereof to the Controlling Stockholders and the Purchasers (the "Appraisal Notice").

                 If the per Share consideration to be paid in such Compelled Sale is less than the Appraised Value, then (A) the Controlling Stockholders shall pay all fees and expenses of the Appraiser arising in connection with the calculation of the Appraised Value and (B) each Purchaser may elect whether or not to sell its Shares in such Compelled Sale, provided, that if any Purchaser elects not to sell its Shares in such Compelled Sale, no Investor shall be required to sell its Shares in the Compelled Sale. Otherwise, the party or parties delivering the Appraisal Request pursuant to the preceding paragraph shall pay all fees and expenses of the Appraiser arising in connection with the calculation of the Appraised Value and the Investors shall be required to sell their Shares in the Compelled Sale subject to the terms and conditions of this
Section 2.7.

                          (ii) If (A)(1) an Appraisal Request is not delivered
on or prior to the fifth business day following delivery of the Compelled Sale Notice, (2) the per Share consideration to be paid in such Compelled Sale is not less than the Appraised Value or (3) the per Share consideration to be paid in such Compelled Sale is less than the Appraised Value, but each Purchaser elects to sell its Shares in such Compelled Sale and (B) Apollo delivers to Yucaipa a written notice (a "Compelled Sale Acceptance") within 15 days following the delivery of the Compelled Sale Notice (or, if an Appraisal Request was delivered, within 15 days following delivery of the Appraisal Notice), which Compelled Sale Acceptance sets forth the binding commitment of Apollo (or its designee) to purchase all of the issued and outstanding Shares at the price per Share and on all of the other terms and subject to all of the conditions set forth in the Compelled Sale Agreement and the other terms and conditions set forth herein (including, without limitation, the condition that Apollo (or its designee) obtains financing, within the time periods set forth below, on terms and conditions satisfactory to Apollo (or such designee)), then the Controlling Stockholders and such Remaining Holders shall, and the Controlling Stockholders shall cause the other participating stockholders to, sell, and Apollo (or its designee) shall purchase, such Shares on the terms and subject to the conditions set forth therein as if Apollo (or its designee) is (and for purposes of this Section 2.7 will be deemed to be) the Third Party, and the Compelled Sale Date is (and for purposes of this Section 2.7 will be deemed to be) the later of (1) 60 days following the delivery of the Compelled Sale Notice or the Appraisal Notice, as the case may be, (2) if on the date of the Compelled Sale Notice, the Company and its Subsidiaries have, in the aggregate, greater than $500 million of outstanding Disqualified Indebtedness, 90 days following the delivery of the Compelled Sale Notice or the Appraisal Notice, as the case may be, and (3) the Compelled Sale Date specified in the Compelled Sale Notice; provided, that (A) the right of Apollo (or its designee) to purchase Shares pursuant to this
Section 2.7(c) shall terminate if (x) it has not satisfied or waived its financing contingencies on or prior to the date all financing contingencies contained in the Compelled Sale Agreement were required to be so satisfied or waived (or, if later, on or prior to the date set forth in clause (1) or (2) above, as applicable) or (y) such purchase has not been consummated on or prior to the Compelled Sale Termination Date (or, if later, the date set forth in clause (1) or (2) above, as applicable) and (B) subject to its ability to obtain financing on satisfactory terms and conditions within the time periods set forth above, the obligation of Apollo (or its designee) to purchase Shares shall terminate only in accordance with the terms of the Compelled Sale Agreement (or similar agreement by which Apollo (or such designee) has become bound).

                 If the per Share consideration to be paid in such Compelled Sale is less than the Appraised Value and any Purchaser elects not to sell its Shares in such Compelled Sale, Apollo (or its designee) shall nevertheless have the right (but not the obligation) to purchase all of the Shares owned by the Controlling Stockholders in the manner otherwise contemplated by this Section 2.7.

                          (d)  Notwithstanding anything contained in this
Agreement to the contrary, in connection with a Transfer (which otherwise complies with the terms of this Agreement) of at least 66 2/3% of the Shares held by Apollo on the Effective Date to a single Transferee (whether by a single transaction or a series of transactions) Apollo may, by written notice to the Company, assign all of its rights under this Section 2.7 to such Transferee including, without limitation, the right to purchase all of the issued and outstanding Shares under this Section 2.7(c).

                          (e)  Subject to the satisfaction or waiver of the
terms and conditions of the Compelled Sale Agreement (other than any condition relating to the delivery of Shares by the Remaining Holders), the Compelled Sale shall occur at a closing (the "Compelled Sale Closing") on the Compelled Sale Date during normal business hours at a time and place reasonably designated by the Controlling Stockholders and the Third Party; provided, that if the Compelled Sale Closing has not occurred on or prior to the Compelled Sale Termination Date, the Remaining Holders will be released from their obligations under this
Section 2.7, unless and until the Controlling Stockholders deliver a new Compelled Sale Notice in compliance with this Section 2.7.

                          (f)  If any Person fails to deliver certificates
representing its Shares as required by this Section 2.7 and the Compelled Sale in question is consummated, then such Person (i) shall not be entitled to the consideration it is to receive under this Section 2.7 until it cures such failure (provided, that after curing such failure it shall be so entitled to such consideration without interest), (ii) shall for all purposes be deemed no longer to be a stockholder of the Company and have no voting rights with respect to such Shares, (iii) shall not be entitled to any dividends or other distributions with respect to the Shares held by it, (iv) shall have no other rights or privileges granted to stockholders under this or any other agreement and (v) in the event of liquidation of the Company, shall have rights subordinate to the rights of any equity holder with respect to any consideration it would have received if it had complied with this Section 2.7, if any, until it cures such failure (provided, that after curing such failure it shall be so entitled to such consideration without interest). If any party so fails to deliver such certificates as so required it shall execute, acknowledge and deliver all such further agreements and take all such further actions as may be necessary or desirable to give effect to the provisions of this Section 2.7(f).

                          (g)  No Remaining Holder shall be required to make
any representations and warranties to any Person in connection with such Transfer except as to (i) good title and the absence of liens with respect to such Remaining Holder's Shares, (ii) the corporate or other existence of such Remaining Holder and (iii) the authority for and the validity and binding effect of, and the absence of any conflicts under the charter documents and material agreements of such Remaining Holder as to, any agreements entered into by such Remaining Holder in connection with such Transfer. The Remaining Holders shall not be required to provide any indemnities in connection with such Transfer except for a breach of such representations and warranties.

                          (h)  The Company shall, and shall cause its
Subsidiaries to, use their respective best efforts to ensure that the terms of all Indebtedness and preferred stock created, incurred, assumed or guaranteed by the Company or any of its Subsidiaries after the Effective Date (and all agreements and instruments relating thereto) do not (directly or indirectly) prohibit, or provide for a default, right to accelerate, acceleration, put, mandatory redemption, repurchase or repayment, or similar event, directly or indirectly, due to, upon, in anticipation of, or following, Apollo's exercise of its rights pursuant to this
Section 2.7 or any other transaction pursuant to which Apollo obtains or may obtain control of the Company. Any Indebtedness or preferred stock containing any of such terms is referred to herein as "Disqualified Indebtedness."

                 Section 2.8 Offering Memorandum. The Company shall cooperate with the Investors and make available on a timely basis such information as the Investors may reasonably request (to the extent that such information can be provided without unreasonable expense or disruption of the Company's affairs) to facilitate (i) the Transfer of 5% or more of the issued and outstanding Shares to a Third Party or (ii) in the case of Apollo, the financing of a Compelled Sale, including, in the case of (A) any Transfer of 5% or more of the issued and outstanding Shares not registered pursuant to the Securities Act or
(B) in the case of Apollo, the financing of a Compelled Sale, (x) at any time the Company is not filing periodic reports under the Exchange Act, prompt preparation of an offering memorandum relating to the Shares, the financing (if applicable) and the Company and its Subsidiaries that contains such information as is required by the Securities Act and other applicable laws to be provided to "accredited investors," and such other information reasonably requested by the Investors, and (y) making available to any proposed purchaser of such Shares or proposed source of financing reasonable access to management of the Company and its Subsidiaries.

                 The Company shall provide customary representations and warranties to the selling Investors and any purchaser of such Shares or source of financing, as the case may be, to the effect that the information contained in any such offering memorandum that has been provided by the Company does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall indemnify each of the Investors, the purchaser or source of financing, as the case may be, and their respective representatives and agents from and against any loss, claim, damage, liability or expense incurred by any of them as a result of any breach of such representation and warranty.

                 Section 2.9 Deliveries at Closing; Method of Payment of Purchase Price. Each Tag-Along Stockholder, Controlling Stockholder and Remaining Holder, as applicable, shall deliver to the Proposed Purchaser, Apollo or the Third Party, as applicable, against delivery of the purchase price for the Shares being sold by it, (i) certificates appropriately endorsed and representing the Shares being sold, free and clear of any lien, claim or encumbrance, and (ii) such other documents, including, without limitation, executed stock powers and evidence of ownership and authority, as the purchasers may reasonably request. The purchase price shall be paid by wire transfer of immediately available funds to the bank account designated by each Tag-Along Stockholder, Controlling Stockholder and Remaining Holder, or by certified check if the amount payable to the recipient thereof is less than $l,000,000.


                                  ARTICLE III

                        SCOPE OF BUSINESS OF THE COMPANY

                 Section 3.1 Scope of Business. As of the Effective Date, after giving effect to the transactions contemplated by the Stock Purchase Agreement, including, without limitation, the Acquisition (as defined therein) and the Holdings Merger, the Company legally and beneficially will own 100% of the outstanding shares of capital stock of RGC. RGC and its Subsidiaries are engaged primarily in the operation of conventional retail supermarkets, warehouse format supermarkets and grocery warehouse facilities located principally in California, Kansas and Missouri.

                 Section 3.2 Business Opportunities. None of Yucaipa, its partners nor any Person controlled by any of them (other than the Company or its Subsidiaries) shall, directly or indirectly, enter into, or agree or commit to enter into, any material investment in or otherwise exploit any business opportunity primarily related to the operation of conventional retail supermarkets, warehouse format supermarkets and grocery warehouse facilities within the State of California or in any other market in which the Company or any of its Subsidiaries does business (other than an investment in the shares of any public company representing less than 5% of such company's fully diluted common equity) (a "Business Opportunity") except with the approval of Apollo and the holders of a majority of the Shares held by the Other Purchasers.


                                   ARTICLE IV

                      ADDITIONAL RIGHTS AND OBLIGATIONS OF
                           INVESTORS AND THE COMPANY

                 Section 4.1 Management Fees. Neither the Company nor any of its Subsidiaries shall pay to Yucaipa or any of its Affiliates compensation for providing services to the Company and its Subsidiaries (or reimbursement of expenses in connection therewith) other than pursuant to (a) the Consulting Agreement, (b) customary compensation and expense reimbursement arrangements between the Company or its subsidiaries and George G. Golleher, or (c) any similar agreement or arrangement approved by the Board of Directors and a majority of the New Nominees.

                 Section 4.2 Investment Banking Services. Neither the Company nor any of its Subsidiaries may retain or employ Yucaipa or any of its Affiliates as a financial advisor or investment banker other than solely in accordance with the terms of the Consulting Agreement or any similar agreement or arrangement approved by the Board of Directors and a majority of the New Nominees.

                 Section 4.3 Access to Information; Confidentiality. Upon the request of any single Investor owning more than 10% of the outstanding Shares or of any Purchaser, the Company shall afford such Person and its accountants, counsel and other representatives reasonable access to all of the properties, books, contracts, commitments and records (including, but not limited to, tax returns) of the Company and its Subsidiaries that are reasonably requested. Such Person will, and will cause its agents to, conduct any such investigations on reasonable advance notice, during normal business hours, with reasonable numbers of persons and in such a manner as not to interfere unreasonably with the normal operations of the Company and its Subsidiaries.

                 Except as otherwise required by applicable law, neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer or other Person, would jeopardize the attorney-client privilege of the Person in possession or control of such information, or would contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date hereof. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

                 The Investors shall, and shall use their best efforts to cause their representatives to, keep confidential all such information to the same extent such information is treated as confidential by the Company, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall not apply to (i) any information that (x) was already in the Investors' possession prior to the disclosure thereof by the Company (other than through disclosure by any other Person known by such Investor to be subject to a duty of confidentiality), (y) was then generally known to the public, or (z) was disclosed to the Investors by a third party not known by such Investor to be bound by an obligation of confidentiality or (ii) disclosures made as required by law or legal process or to any person exercising regulatory authority over such Investor or its Affiliates. If in the absence of a protective order or the receipt of a waiver hereunder the Investors are nonetheless, in the opinion of their counsel, compelled to disclose information concerning the Company to any tribunal or governmental body or agency or else stand liable for contempt or suffer other censure or penalty, the

Investors may disclose such information to such tribunal or governmental body or agency without liability hereunder.

                 Section 4.4 Furnishing of Information. (a) The Company shall deliver to each Investor, as long as such Investor shall own any Shares:

                          (i) as promptly as practical, but in no event later than 60 days after the close of each of its first three quarterly accounting periods during any fiscal year of the Company, the consolidated balance sheet of the Company as at the end of such quarterly period, and the related consolidated statements of operations, stockholders' equity and cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, and in each case setting forth comparative figures for the related periods in the prior fiscal year (if such comparative figures are available without unreasonable expense), all of which shall be certified by the chief financial officer of the Company, to have been prepared in accordance with generally accepted accounting principles, subject to year-end audit adjustments, together with an MD&A;

                          (ii) as promptly as practical, but in no event later than 105 days after the close of each fiscal year of the Company, the consolidated balance sheet of the Company as of the end of such fiscal year and the related consolidated statements of operations, stockholders' equity and cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, and certified by independent certified public accountants of recognized national standing, together with an MD&A; and

                          (iii) all reports, if any, filed by the Company or any Subsidiary of the Company with the Commission under the Exchange Act, as promptly as practical, but in no event later than 15 days after filing any such reports with the Commission.

                          (b)  The provisions of Sections 4.4(a)(i) and (ii)
above shall be deemed to have been satisfied if the Company delivers the reports timely filed by the Company with the Commission on Form 10-Q or 10-K, as applicable, for such periods promptly, but in no event later than 15 days after filing any such Form with the Commission.

                          (c)  The Company shall deliver to Apollo and each
Other Purchaser holding not less than 500,000 Shares a copy of all notices, statements and information sent to the Agent or the Lenders pursuant to Section
6.1 of the Credit Agreement, but in no event later than 15 days after each such delivery to the Agent or Lenders, as the case may be.

                 Section 4.5 Regulatory Problems, etc. (a) Each Investor that has a potential Regulatory Problem shall notify the Company of the existence thereof and of the percentage amount of the Company's equity securities that would cause it to have such Regulatory Problem. A Person shall be deemed to have a "Regulatory Problem" when such Person and its Affiliates would own, control or have the power over a greater number or percentage of securities of any kind issued by the Company or any other Person than are permitted under any requirement of any governmental authority.

                          (b)  Before the Company or any of its Subsidiaries
redeems, purchases or otherwise acquires, directly or indirectly, or converts or takes any action with respect to the voting rights of, any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, the Company shall give prompt written notice of such pending action to any Investor that would, according to the terms of any such prior notice, have a Regulatory Problem as a result of such action.

                          (c)  Before the Company or any of its Subsidiaries
directly or indirectly takes any action that would result in the Company being treated as a RPHC, the Company shall give prompt written notice to each Purchaser that has advised the Company it desires to receive such Notice.

                          (d)  Upon the written request of any Investor so
notified pursuant to clause (b) or (c), above, made within 10 days after its receipt thereof, the Company shall (or shall cause its Subsidiaries to) defer taking such action for such period (not to extend beyond 45 days after such Investor's receipt of the Company's original notice) as such Investor requests.

                 Section 4.6 Preemptive Rights. (a) If the Company shall issue any (i) shares of capital stock, (ii) rights, options or warrants directly or indirectly to purchase shares of its capital stock or (iii) securities convertible directly or indirectly into such capital stock (other than any bona fide such issuance (A) to employees who are not Controlling Stockholders, (B) pursuant to the exercise or exchange of rights, options, warrants or convertible securities that are outstanding on the Effective Date or issued thereafter in accordance with the terms of this Agreement, (C) pursuant to the Holdings Merger, (D) pursuant to a Public Offering, (E) for consideration other than cash and/or indebtedness or (F) pursuant to the Preferred Preemptive Purchase), then Ronald W. Burkle, George G. Golleher and each Investor shall be entitled to participate in such issuance on the same terms and conditions, on a pro rata basis in respect of such Person's Shares, so that following such issuance, each such Person, if it has elected to acquire the new securities to be issued, will have (or in the case of the issuance of options, warrants, rights or convertible securities, have the right to acquire) the same percentage of the equity ownership of the Company as such Person had by reason of its ownership of Shares immediately prior to such issuance.

                          (b)  The Company shall provide a written notice (the
"Offering Notice") of any such issuance to the Investors, and the Investors may elect to purchase securities in any such issuance by giving a notice to the Company within 20 days following the date of the Offering Notice. The closing of any purchase by the Investors shall be made no later than 60 days following the date of the Offering Notice or such other date as the Company and the Investors may mutually agree. If, subsequent to the date of the Offering Notice, the Company alters the price or other significant terms and conditions of the offering that a reasonable investor would consider material to the decision to purchase such securities, or the Company has not sold such securities within 60 days after the date of the Offering Notice, the Company shall provide another Offering Notice to the Investors with respect to any subsequent issuance and will otherwise comply with the provisions of this
Section 4.6 to the extent applicable to such issuance.

                          (c)  Notwithstanding anything contained in this
Section 4.6 to the contrary, if the Company issues any shares of capital stock that have voting rights, or any rights, options or warrants directly or indirectly to purchase shares of such voting capital stock, or securities directly or indirectly convertible into shares of such voting capital stock, then at any Investor's request, in lieu of the shares, rights, options, warrants or convertible securities that such Investor otherwise has the right to purchase pursuant to this Section 4.6, the Company shall issue to such Investor other shares of its capital stock (or, as the case may be, equivalent rights, options or warrants to purchase other shares of its capital stock, or equivalent securities convertible into other shares of its capital stock) that have no voting rights or limited voting rights, are convertible into such voting stock on the same terms as Series B Preferred Stock is convertible into Common Stock or Series A Preferred Stock, and are otherwise identical to such voting stock (and, as the case may be, to the rights, options, warrants or convertible securities relating to such voting stock) in all respects.

                          (d)  The rights set forth in this Section 4.6 shall
terminate upon the consummation of a Qualified IPO.

                 Section 4.7 Earthquake Losses. If the Company shall determine that recording a reserve for non-cash charges in connection with earthquake losses or other natural disasters ("Earthquake Reserve") is appropriate, within ten (10) business days of making such determination, it shall provide each Investor with written notice thereof (the "Reserve Notice"). The Reserve Notice shall set forth the amount of such Earthquake Reserve and a reasonable itemization of the assumptions and estimates comprising the basis for such Earthquake Reserve. If holders of a majority of the Shares held by the Investors on such date deliver to Yucaipa a written notice (an "Audit Request") within twenty (20) business days following delivery of the Reserve Notice that such Investors believe, in good faith, that such Earthquake Reserve is, or the assumptions or estimates relating thereto are, unreasonable or not determined in accordance with GAAP, then the Investors delivering such Audit Request shall retain an independent, nationally recognized accounting firm, reasonably acceptable to the Company (the "Reviewer"), and cause the Reviewer to analyze such Earthquake Reserve and the assumptions and estimates relating thereto as promptly as practicable (but in any event prior to the twentieth (20th) business day following delivery of the Audit Request).

                 If the Reviewer determines that all or any portion of the Earthquake Reserve is unreasonable or not determined in accordance with GAAP
(i) the Controlling Stockholders shall pay all fees and expenses of the Reviewer arising in connection with the analysis of such Earthquake Reserve (otherwise, the party or parties delivering the Audit Request pursuant to the preceding paragraph shall pay all such fees and expenses) and (ii) if the Company does not correspondingly adjust the Earthquake Reserve, such amount shall be referred to herein as the "Disallowed Reserve."


                                   ARTICLE V

                       CORPORATE GOVERNANCE AND VOTING

                 Section 5.1 Boards of Directors of the Company and RGC. (a) The Board of Directors and the RGC Board shall be composed of nine and ten members, respectively (or such lesser number of members as actually shall have been designated by the parties hereto in accordance with the provisions of this
Section 5.1). Yucaipa shall be entitled, but not required, to designate six members to the Board of Directors and seven members to the RGC Board (collectively, the "Yucaipa Nominees"). Apollo (or any representative thereof designated by Apollo) shall be entitled, but not required, to designate two members to each of the Board of Directors and the RGC Board (collectively, the "Apollo Nominees"). The holders of a majority of the Shares (other than Warrants, or shares of Series B Preferred Stock or Non-Voting Stock) held by the Other Purchasers (or any representative thereof designated by the holders of a majority of the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) held by the Other Purchasers) shall be entitled, but not required, to designate one member to each of the Board of Directors and the RGC Board (collectively, the "Other Purchasers Nominees" and, together with the Apollo Nominees, the "New Nominees").

                          (b)  The Controlling Stockholders shall take
appropriate actions to cause the appointment of the New Nominees to become effective upon the Effective Date. The Investors and the Controlling Stockholders shall vote all of the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) owned or held of record by them at all regular and special meetings of the stockholders of the Company called or held for the purpose of filling positions on the Board of Directors, and in each written consent executed in lieu of such a meeting of stockholders, and each party hereto shall take all actions otherwise necessary, to ensure (to the extent within the parties' collective control) the election to the Board of Directors and the RGC Board of the Yucaipa Nominees, the Apollo Nominees and the Other Purchasers Nominees.

                          (c)  The Company, RGC, the Controlling Stockholders
and the Investors shall use their respective best efforts to call, or cause the appropriate officers and directors of the Company or RGC, as applicable, to call, a special meeting of stockholders of the Company or RGC, as applicable, and to vote all of the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) or shares of RGC, as applicable, owned or held of record by them for, or to take all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without cause) of
(A) any Yucaipa Nominee if Yucaipa requests such director's removal in writing for any reason, (B) any Apollo Nominee if Apollo requests such director's removal in writing for any reason, and (C) the Other Purchasers Nominee if the holders of a majority of the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) held by the Other Purchasers request such director's removal in writing for any reason. Yucaipa, Apollo, and the holders of a majority of the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) held by the Other Purchasers, respectively, shall have the right to designate a new nominee in the event any Yucaipa Nominee, Apollo Nominee or Other Purchasers Nominee, respectively, shall be so removed under this Section 5.1(c) or shall vacate his directorship for any reason.

                 Except as provided in this Section 5.1(c), each party hereto agrees that, at any time that it is then entitled to vote for the election or removal of directors, it will not vote in favor of the removal of any Yucaipa Nominee, Apollo Nominee or Other Purchasers Nominee unless (i) such removal shall be at the request of the party who nominated such director pursuant to the provisions of Section 5.1(a) or (ii) the right of the party who nominated such director to do so has terminated in accordance with clause (f) below.

                          (d)  The Company shall not, and shall not permit any
of its Subsidiaries to, without the consent of holders of a majority of the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) held by Yucaipa, Apollo, or the Other Purchasers, as the case may be, take any action that under the Charter Documents or this Agreement requires the approval of one or more Yucaipa Nominees, Apollo Nominees or Other Purchasers Nominee, as the case may be, if any of the Yucaipa Nominees, Apollo Nominees or Other Purchasers Nominee, as the case may be, approving such action are Persons whose removal from the Board of Directors has been requested at or prior to the time of such action by the party who nominated such director pursuant to Section 5.1(a). Each party hereto shall use reasonable efforts to prevent any action from being taken by the Board of Directors or the RGC Board, as the case may be, during the pendency of any vacancy due to death, resignation or removal of a director, unless the Person entitled to have a person nominated by it elected to fill such vacancy shall have failed, for a period of 10 days after notice of such vacancy, to nominate a replacement; provided that the provisions of this
Section 5.1(d) shall not apply in circumstances in which action must be taken by the Board of Directors or the RGC Board, as the case may be, to protect the best interests of the Company or the RGC, as the case may be.

                          (e)  The initial Yucaipa Nominees shall be Ronald W.
Burkle, Byron E. Allumbaugh, George G. Golleher, Joe S. Burkle, Patrick L. Graham and Mark A. Resnik and with respect to the RGC Board only, Alfred A. Marasca. The initial Apollo Nominees shall be designated by Apollo on or prior to the Effective Date. The initial Other Purchasers Nominee shall be designated by the Other Purchasers on or prior to the Effective Date.

                          (f)  (i)  The right of Yucaipa to designate members
to the Board of Directors and to the RGC Board under this Section 5.1 shall (A) be decreased by three (with respect to each Board) if Ronald W. Burkle ceases to beneficially own at least 3,587,230 Shares (33 1/3% of the Shares beneficially owned by the Yucaipa Affiliates on the Effective Date) and (B) shall terminate if Ronald W. Burkle ceases to beneficially own at least 2,690,422 Shares (25% of the Shares beneficially owned by the Yucaipa Affiliates on the Effective Date); provided, that if the termination of Yucaipa's rights pursuant to this Section 5.1(f) is due to the death of Ronald
W. Burkle, such termination will not become effective until 60 days after the date thereof.

                                  (ii)  The right of Apollo to designate
members to the Board of Directors and to the RGC Board under this Section 5.1 shall (A) be decreased by one (with respect to each Board) if Apollo ceases to beneficially own at least 4,086,490 Shares (33 1/3% of the Shares beneficially owned by Apollo on the Effective Date) and (B) shall terminate if Apollo ceases to beneficially own at least 3,064,868 Shares (25% of the Shares beneficially owned by Apollo on the Effective Date).

                                  (iii)  The right of the Other Purchasers to
designate a member to the Board of Directors and to the RGC Board under this
Section 5.1
shall terminate if such Persons cease to beneficially own at least 3,016,667 Shares (33 1/3% of the Shares beneficially owned by the Other Purchasers on the Effective Date).

                          (g)  (i) Notwithstanding anything in this Agreement
to the contrary, in connection with a Transfer of at least 66 2/3% of the Shares held by Apollo on the Effective Date to a single Transferee (other than any of the Yucaipa Affiliates) whether by a single transaction or a series of transactions, Apollo may, by written notice to the Company, assign all of its rights under this Section 5.1 to such Transferee and, without limiting the foregoing, such Transferee's rights to designate directors under this Section
5.1 shall not be reduced until such Transferee and its Permitted Transferees collectively cease to beneficially own at least 33 1/3% or 25%, as the case may be, of the number of Shares beneficially owned by Apollo on the Effective Date; provided, that such directors shall not be deemed New Nominees unless Apollo has provided Yucaipa the opportunity to purchase such Shares pursuant to clause
(ii) below and such Shares are transferred to a Transferee other than any of the Yucaipa Affiliates.

                                  (ii)  Apollo may (but shall not be required
to) provide Yucaipa with written notice of its desire to effect a proposed Transfer of at least 66 2/3% of the Shares beneficially owned by Apollo on the Effective Date (the "ROFO Notice"), which notice shall set forth: (1) the proposed price to be paid per Share; (2) the minimum number of Shares proposed to be Transferred (the "ROFO Shares"); and (3) the names of up to five proposed Transferees. If Apollo delivers a ROFO Notice and Yucaipa delivers to Apollo, within 15 days following the delivery thereof, a written acceptance setting forth the binding commitment (subject to the receipt of all required governmental approvals and financing on terms and conditions satisfactory to Yucaipa) of Yucaipa to purchase all (but not less than all) of the ROFO Shares at the price per Share set forth in the ROFO Notice (a "ROFO Acceptance"), then Apollo shall sell, and Yucaipa shall purchase, all the ROFO Shares on a date no later than 90 days after delivery of the ROFO Notice (the "ROFO Closing Date"). If Yucaipa timely elects not to purchase the ROFO Shares, fails to deliver a ROFO Acceptance within 15 days following delivery of the ROFO Notice, or fails to purchase the ROFO Shares on or prior to the ROFO Closing Date (which failure shall not relieve Yucaipa of its binding commitment, subject to the receipt of all required governmental approvals and financing on terms and conditions satisfactory to Yucaipa, to purchase such Shares), then in connection with a Transfer by Apollo of a number of Shares not less than the number of ROFO Shares to any one of the Transferees specified in the ROFO Notice for a price per Share not less than that specified in the ROFO Notice, Apollo may assign its rights to designate directors in accordance with the terms of clause (i) above, and thereafter directors designated by such Transferee under Section 5.1 shall be deemed New Nominees; provided that, if Yucaipa has timely elected not to purchase the ROFO Shares or failed to deliver a ROFO

Acceptance within 15 days following delivery of the ROFO Notice, such Transfer is consummated on or before the later of (i) the 90th day following delivery of the ROFO Notice and (ii) if Apollo and such Transferee have entered into a binding agreement with respect to such Transfer on or prior to such 90th day, the date on which all regulatory approvals with respect to such Transfer have been obtained.

                          (h)  (i)  The By-Laws of each of the Company and RGC
shall authorize the establishment of an Executive Committee of the Board of Directors and the RGC Board, and may authorize the establishment of other committees of the Board of Directors or the RGC Board, as the case may be, comprised in any case of such persons as a majority of the Board of Directors or the RGC Board, as the case may be, shall approve, and having authority, subject to applicable law, to take all actions that (A) are ancillary to or arise in the normal course of the businesses of the Company or RGC, as the case may be, or (B) implement and are consistent with resolutions of the Board of Directors or the RGC Board as the case may be, provided, however, that such Executive Committee or other committee shall not be authorized to take any action which, if proposed to be taken by the full Board of Directors or RGC Board, as the case may be, would require the affirmative vote of a majority (or all) of the New Nominees. Any other delegations of authority to the Executive Committee or any other committee of the Board of Directors or RGC Board, as the case may be, shall require the prior written approval of a majority of the New Nominees.

                          (ii)  The By-Laws of the Company and RGC shall
authorize the establishment of an Audit Committee of the Board of Directors and the RGC Board, respectively. Yucaipa shall cause the Yucaipa Nominees to approve the formation of such an Audit Committee which shall be comprised of at least one of the Apollo Nominees, if any (or if none, the Other Purchasers Nominee, if any), and at least one other director designated by the Board of Directors or the RGC Board, as the case may be. Each Audit Committee's duties shall include, but not be limited to, reviewing both the audit and other work of the Company's independent accountants or RGC's independent accountants, as the case may be, recommending to the Board of Directors or the RGC Board, as the case may be, the independent accountants to be retained and reviewing generally the maintenance and safekeeping of the records and documents of the Company or RGC, as the case may be.

                          (iii)  Each committee of the Board of Directors or
the RGC Board, as the case may be, to which authority has been delegated, shall keep complete and accurate minutes and records of all actions taken by such committee, prepare such minutes and records in a timely fashion and promptly distribute such minutes and records to each member of the Board of Directors or the RGC Board, as the case may be.

                 Section 5.2 Action by the Board of Directors. All decisions of the Board of Directors shall require the affirmative vote of a majority of the directors of the Company then in office, or a majority of the members of an Executive Committee of the Board of Directors, to the extent such decisions may be lawfully delegated to an Executive Committee pursuant to Section 5.1(h).
The Company shall cause the RGC Board not to take any action unless such action is approved by the affirmative vote of a majority of the directors of RGC then in office, including a number of directors who are also directors of the Company that would be sufficient to approve such action if it were taken by the Board of Directors.

                 Prior to the consummation of a Qualified IPO, neither the Company nor RGC shall, and the Company and RGC shall cause each of their respective Subsidiaries not to, take (or agree to take) any action regarding the following matters without the affirmative vote of a majority of the directors then in office and the affirmative vote of a majority (or, in the case of clauses (c), (h) and (k) below, the unanimous approval) of the New Nominees, if any, that are members of the Board of Directors:

                          (a)  any merger or consolidation of the Company or
its successors or any Subsidiary or its successors, other than (i) the Holdings Merger, (ii) any merger between the Company and any direct or indirect wholly owned Subsidiary, or between direct or indirect wholly owned Subsidiaries, or
(iii) any merger subject to the drag along rights set forth in Section 2.7 hereof;

                          (b)  any Transfer of all or substantially all of the
assets of the Company and its Subsidiaries, taken as a whole, or of a geographic division of the Company (but excluding any pledge, hypothecation or encumbrance of such assets to provide security for any bona fide debt);

                          (c)  any entry into a line of business that is
unrelated to the supermarket business (whether by stock or asset purchase or otherwise) by the Company or a Subsidiary;

                          (d)  any acquisition of assets other than in the
ordinary course of business, pursuant to a single transaction or series of related transactions, if the purchase price therefor (including any debt assumed in connection therewith) exceeds $50 million;

                          (e)  any adoption or material amendment of an
employee or similar plan under which capital stock, or rights, options or warrants to acquire capital stock, of the Company or a Subsidiary may be issued;

                          (f)  any issuance or sale of capital stock or rights,
options or warrants to acquire capital stock of the Company or any Subsidiary (other than (1) issuances by the Company pursuant to a Qualified IPO with a per share offering price equal to or greater than the exercise price of the Yucaipa Warrant immediately following such sale, (2) the issuance of capital stock of the Company or rights, options or warrants to acquire capital stock of the Company under Employee Plans, (3) any such issuance or sale by a Subsidiary to the Company or a wholly owned Subsidiary of the Company, (4) the issuance of any Shares upon the exercise or conversion of any option, warrant or other convertible security (including the Series A Preferred Stock and Series B Preferred Stock, the Warrants, the Yucaipa Warrant, and management stock options) outstanding on the Effective Date or issued thereafter in accordance with the terms of this Agreement or (5) any such issuance pursuant to the Preferred Preemptive Purchase);

                          (g)  declaration or payment of any dividend on,
distributions with respect to, or repurchase or redemption of capital stock (other than (1) pro rata dividends on the Shares (other than the Warrants) paid from current earnings, (2) payments of dividends on or repurchases of shares of wholly owned Subsidiaries' capital stock or (3) repurchases of Shares held by bona fide, full-time employees of the Company or its Subsidiaries (other than Ronald W. Burkle or any other partner of Yucaipa) in connection with the death, disability or termination of such employees in accordance with the terms of any Employee Plan, provided that the aggregate amount of all such repurchases shall not exceed $10,000,000 per fiscal year plus, commencing as of the second full fiscal year of the Company after the date hereof, any unused portion of such $10,000,000 amount from the prior fiscal year up to a maximum amount of $20,000,000 in any fiscal year);

                          (h)  any amendment of the charter documents of the
Company or any Subsidiary, except (A) as necessary to accommodate a Qualified IPO and (B) as contemplated by Section 5.12 of the Stock Purchase Agreement;

                          (i)  any dissolution, liquidation or bankruptcy
filing of the Company or any Subsidiary;

                          (j)  any replacement of independent accountants;

                          (k)  any Affiliate Transaction other than a Permitted
Affiliate Transaction;

                          (l)  any action that would result in the Company
being treated as a RPHC;

                          (m)  any increase or reduction in the number of
authorized members of the Board of Directors or the RGC Board or any creation of or appointment of members to a committee of the Board of Directors or the RGC Board, or any direct or indirect payment to, or on behalf of, any member of such board, as compensation for serving thereon or as a member of any committee thereof (other than (i) reimbursement of expenses in accordance with the expense reimbursement policy of the Company from time to time in effect or (ii) payments pursuant to the Consulting Agreement).

                 Prior to the consummation of a Qualified IPO, all decisions of the Board of Directors with respect to a Purchaser Transaction shall require the affirmative vote of a majority of directors of the Company then in office who are disinterested with respect to such transaction (or of a majority of the members of an Executive Committee of the Board of Directors who are disinterested with respect to such transaction, to the extent such decisions may be lawfully delegated to an Executive Committee pursuant to Section 5.1(h)).

                 Section 5.3 Charter Documents. (a) Exhibits A and B set forth copies of the Charter Documents, each in the form in which it is to be in effect on the Effective Date, except that the Company's Restated Certificate of Incorporation shall also include, in addition to the terms of Exhibit A hereto, the Certificates of Designation, which shall have been filed with the Secretary of State of Delaware as part of the Company's Restated Certificate of Incorporation on or prior to the Effective Date.

                          (b)  The Company covenants that it will act, and each
Controlling Stockholder and Investor agrees to use its best efforts to cause the Company to act, in accordance with its Charter Documents and Certificates of Designation in all material respects. Each Controlling Stockholder and Investor shall vote all the Shares (other than Warrants or shares of Series B Preferred Stock or Non-Voting Stock) owned or held of record by it at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders, and shall take all action necessary, to ensure (to the extent within the parties' collective control) that (i) the Charter Documents and Certificates of Designation of the Company do not, at any time, conflict with the provisions of this Agreement, and (ii) unless an amendment is approved by the Board of Directors and, if required under Section 5.2(h), each of the New Nominees, the Charter Documents of the Company continue to be in effect in the form attached hereto as Exhibits A and B and the Certificates of Designation continue to be in effect in the forms attached as exhibits to the Stock Purchase Agreement.

                 Section 5.4 Appointment of Representative. Until the termination of this Agreement, each Other Investor shall and shall cause its Permitted

Transferees (jointly with the transferor, if it retains any Shares) to appoint one proxy to vote all Shares owned by such Other Investor and its Permitted Transferees. If requested by the Company, Apollo, the Yucaipa Affiliates, and the Controlling Stockholders shall each designate one Person (which designated Person may be changed from time to time by notice to the Company) to make, on their respective behalf, any and all elections and designations and to give and receive any and all notices required or permitted hereunder.

                 Section 5.5 Board Visitation Rights. The Company shall (a) provide notice of each meeting of the Board of Directors and of the RGC Board concurrently with, and in the same manner as, the notice of such meeting provided to the members of such board (but not less than one Business Day prior to such meeting) to (i) each Purchaser, as long as such Purchaser shall beneficially own at least 250,000 Shares, and (ii) each Investor owning more than 10% of the outstanding Shares, (b) provide each such Person a copy of all materials and written information provided to members of each such board and any committee thereof in connection with any such meeting concurrently with the distribution thereof to such members, and (c) permit a single representative of each such Person to attend and observe each such board meeting (in person or telephonically); provided, that (x) the Company may redact or withhold all or any portion of such materials and/or (y) exclude any such representative from all or any portion of any such meeting if the members of such board or committee reasonably determine in good faith that such redaction, withholding or exclusion is required in order to preserve the attorney client privilege with respect to any matter before the Board of Directors or the RGC Board, as the case may be.


                                   ARTICLE VI

                                  TERMINATION

                 Section 6.1 Termination. Except as otherwise provided herein with respect to certain specific provisions, this Agreement shall terminate upon the earlier to occur of:

                          (i)  the mutual agreement of the parties hereto,

                          (ii) with respect to any party hereto other than the Company, such party (or its Permitted Transferees) ceasing to own any Shares,

                          (iii) such time as less than 10% of the Shares continue to be subject to the provisions of this Agreement or

                          (iv)  on the tenth anniversary of the Effective Date.

                 If this Agreement has not otherwise terminated prior to the eighth anniversary of the date hereof, the Investors and the Controlling Stockholders shall undertake to renew provisions of this Agreement relating to the voting of Shares for a successive ten-year period, or such shorter period as this Agreement is in effect. Notwithstanding the foregoing, Section 4.3 shall survive to the later of the tenth anniversary of the Effective Date or the termination of this Agreement.


                                  ARTICLE VII

                                 MISCELLANEOUS

                 Section 7.1 No Inconsistent Agreements. Each party hereto hereby consents to the termination of each Existing Stockholders Agreement to which it is a party and of any other prior written or oral agreement or understanding restricting, conditioning or limiting the ability of any party to transfer or vote Shares and of any registration rights agreements entered into pursuant to or in connection therewith, other than (i) the Registration Rights Agreement, the Warrant Registration Rights Agreement and that certain Management Stockholder Voting Agreement and Proxy, originally dated as of December 31, 1992 and (ii) the obligations of such holders under Section 2.7 of the 1991 Stockholders Agreement and Section 8 of the Warrantholders Agreement. To the extent that less than all of the parties bound by the 1991 Stockholders Agreement, the 1991 Registration Rights Agreement and the Warrantholders Agreement have become parties to this Agreement (or otherwise have consented to the termination of such agreements), each party hereto who is or was bound by the 1991 Stockholders Agreement, the 1991 Registration Rights Agreement or the Warrantholders Agreement hereby agrees to the amendment of the 1991 Stockholders Agreement, the 1991 Registration Rights Agreement and the Warrantholders Agreement to eliminate all contractual obligations of the Company and its stockholders or warrantholders under each of such agreements (other than the obligations of such holders under Section 2.7 of the 1991 Stockholders Agreement and Section 8 of the Warrantholders Agreement). The Company acknowledges that such amendments will (to the extent satisfying the requirements for amendment of each such agreement) be binding upon it and all other parties to each of the 1991 Stockholders Agreement, the 1991 Registration Rights Agreement and the Warrantholders Agreement.

                 Each of the Company and the Controlling Stockholders represents and agrees that, as of the Effective Date, there is no (and from and after the Effective Date they will not, and will cause their respective Subsidiaries and

Affiliates not to, enter into any) agreement with respect to any securities of the Company or any of its Subsidiaries (and from and after the Effective Date neither the Company nor any Controlling Stockholder shall take, or permit any of their Subsidiaries or Affiliates to take, any action) that is inconsistent in any material respect with the rights granted to the Investors in this Agreement.

                 Without limiting the foregoing, the Company represents that,
(a) except for (i) this Agreement, (ii) the Warrant Registration Rights Agreement, (iii) the Stock Purchase Agreement, dated July 22, 1988, by and among FFL Partners, Food 4 Less, Inc., Falley's, Inc., and U.S. Trust Company of California, N.A., as trustee of the Falley's Inc. Employee Stock Ownership Plan and Trust, as amended, (iv) the Food 4 Less Holdings, Inc. Management Equity Program initially adopted as of December 31, 1992 (and assumed by the Company), including those certain Management Stockholders Agreements and Stockholder Voting Agreement and Proxy entered into from time to time thereunder, (v) the Company's 1995 Stock Option Plan and those certain Management Stockholders Agreements entered into thereunder, (vi) the Existing Stockholders Agreements, and (vii) the Employment Agreement, dated the Effective Date, by and between the Company and George G. Golleher, there are no other existing agreements relating to the voting or registration of any equity securities of the Company or any of its Subsidiaries and (b) except for (i) the agreements specified in clause (a), above, (ii) the Food 4 Less Supermarkets, Inc. Teamsters Employee Stock Ownership Plan and related trust agreement, (iii) the Food 4 Less Supermarkets, Inc. UFCW Employee Stock Ownership Plan and related trust agreement, (iv) the Revised Employee Profit Sharing and Retirement Program of Food 4 Less, Inc. and related trust agreement, and (v) the Falley's Inc. Employee Stock Ownership Plan and Trust, as amended, and related trust agreement, there are no other existing agreements between the Company and any other holder of Shares relating to the transfer of any equity securities of the Company or any of its Subsidiaries.

                 Section 7.2 No Other Affiliate Stockholders. Each Yucaipa Affiliate represents to the Investors that, as of the Effective Date, except for 10,761,688 shares of Common Stock owned collectively by the Yucaipa Affiliates, 2,263 Shares owned by Darren W. Karst and 262,525 Shares owned by George Golleher, individually, treasury Shares owned by the Company and its Subsidiaries and the Yucaipa Warrant, no Yucaipa Affiliate or Affiliate of any Yucaipa Affiliate is the beneficial or record owner of (or has any pecuniary interest in) any Shares or any rights, options or warrants to purchase Shares or securities convertible into Shares.

                 Section 7.3 Recapitalization, Exchanges, etc. If any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Shares or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement and the terms "Common Stock," "Series A Preferred Stock," "Series B Preferred Stock," "Warrants" and "Shares," each as used herein, shall be deemed to include shares of such capital stock or other securities, as appropriate. Without limiting the foregoing, whenever a particular number of Shares is specified herein, such number shall be adjusted to reflect stock dividends, stock-splits, combinations or other reclassifications of stock or any similar transactions.

                 Section 7.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that (i) neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by the Company (except by operation of law in any merger); (ii) neither this Agreement nor any rights or obligations hereunder may be transferred or assigned by the Controlling Stockholders or any Investor except to any Person to whom it has Transferred Shares in compliance with this Agreement and who has become bound by this Agreement pursuant to Section 2.2 hereof; and (iii) the rights of the parties under Article V hereof may not be assigned to any Person except as explicitly provided therein. If any party hereto shall acquire additional Shares, such Shares shall, except as otherwise expressly provided herein, be held subject to (and entitled to all the benefits of) all of the terms of this Agreement.

                 Section 7.5 No Waivers; Amendments. (a) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                          (b)  This Agreement may not be amended or modified,
nor may any provision hereof be waived, other than by a written instrument signed by (x) Yucaipa, (y) the holders of a majority of the Shares held by the Purchasers and (z) at least two unrelated Purchasers; provided, however, that

                          (i) so long as Apollo beneficially owns at least 25% of the Shares beneficially owned by Apollo on the Effective Date, without the consent of Apollo, no amendment, modification or waiver of
         Section 2.6, 4.6 or 5.2 that adversely affects the rights or duties of Apollo thereunder, and no amendment, modification or waiver of Section
         5.1 that decreases
         the number of directors that may be designated by Apollo thereunder, may be effected,

                          (ii) so long as Apollo beneficially owns at least 10% of the Shares beneficially owned by Apollo on the Effective Date, without the consent of Apollo, no amendment, modification or waiver of
         Section 2.7, 6.1 or this Section 7.5 that adversely affects the rights or duties of Apollo thereunder may be effected,

                          (iii) so long as the Other Purchasers beneficially own at least 25% of the Shares beneficially owned by such Persons on the Effective Date, without the consent of a majority of the Shares held by the Other Purchasers, no amendment, modification or waiver of
         Section 2.6, 2.7, 4.6, 5.2, 6.1 or this Section 7.5 that adversely affects the rights or duties of such Other Purchasers thereunder, and no amendment, modification or waiver of Section 5.1 that decreases the number of directors that may be designated by the Other Purchasers thereunder, may be effected,

                          (iv) so long as the Investors, in the aggregate, beneficially own at least 25% of the Shares beneficially owned by such Persons on the Effective Date, without the consent of a majority of the Shares then held by the Investors no amendment, modification or waiver that adversely affects the rights or duties of the Investors hereunder may be effected, and

                          (v) without the consent of each Investor adversely affected thereby, no amendment, modification or waiver of Sections 4.5, 4.6(c), 7.5(b)(v) or 7.15 may be effected.

                 The parties hereto shall use their best efforts not to effect any amendments to the Charter Documents that would circumvent the provisions of this Section 7.5(b).

                 Section 7.6 Notices. All notices, demands, requests, consents or approvals (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally delivered or mailed, registered or certified, return receipt requested, postage prepaid (or by a substantially similar method), or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address (and with such other copy) as such party shall have specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following the date mailed or on the next business day following delivery of such notice to a reputable overnight courier service.

                 To the Company or the Controlling Stockholders:

                          Food 4 Less Holdings, Inc.
                          1100 West Artesia Boulevard
                          Compton, California  90220
                          Attention:  Byron E. Allumbaugh
                          Fax:  (213) 884-4024

                                     and

                          The Yucaipa Companies
                          10000 Santa Monica Boulevard
                          Fifth Floor
                          Los Angeles, California  90067
                          Attn:  Mark A. Resnik, Esq.
                          Fax:  (310) 789-7201

                 with a copy (which shall not constitute notice) to:

                          Latham & Watkins
                          633 West Fifth Street
                          Suite 4000
                          Los Angeles, California  90071
                          Attn:  Thomas C. Sadler, Esq.
                          Fax:  (213) 891-8763

                 To the Purchasers:

                 To the address specified on the signature page executed by each such Purchaser.

                 with a copy (which shall not constitute notice) to:

                          Skadden, Arps, Slate, Meagher & Flom
                          300 South Grand Avenue, Suite 3400
                          Los Angeles, California  90071
                          Attn:  Michael A. Woronoff, Esq.
                          Fax:  (213) 687-5600

                 To the Other Investors:

                 To the address specified on the signature page executed by each such Other Investor.

                 Section 7.7 Inspection. So long as this Agreement shall be in effect, this Agreement and any amendments hereto and waivers hereof shall be distributed to all parties hereto after becoming effective and shall be made available for inspection at the principal office of the Company by any Investor.

                 SECTION 7.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, EXCEPT AS TO MATTERS OF CORPORATE GOVERNANCE, WHICH SHALL BE INTERPRETED IN ACCORDANCE WITH THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

                 Section 7.9 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                 Section 7.10 Entire Agreement. This Agreement, together with the Stock Purchase Agreement and the Registration Rights Agreement attached as Exhibit C hereto, constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

                 Section 7.11 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

                 Section 7.12 Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.

                 Section 7.13 Required Approvals. If approval of this Agreement or any of the transactions contemplated hereby shall be required by any governmental or supra-governmental agency or instrumentality or is considered to be necessary or advisable to all the parties hereto, all parties hereto shall use their best efforts to obtain such approval. If any required approval is not obtained or it becomes clear that such approval will not be granted, any party shall immediately give the other parties hereto notice and the parties hereto shall promptly meet and negotiate in good faith to modify their respective obligations as necessary.

                 Section 7.14 Consistency. In the event of a conflict between this Agreement on the one hand and the Charter Documents or any agreement relating to the securities of the Company or its Subsidiaries on the other hand, the terms and provisions of this Agreement shall be deemed to set forth the true intentions of the parties (to the extent permitted by applicable law) and shall supersede the terms of any other agreement.

                 Section 7.15 Public Disclosure. The Company shall not, and shall not permit any of its Subsidiaries to, make any public announcements or disclosures relating or referring to any Investor, any of its affiliates, or any of their respective directors, officers, partners, employees or agents (including, without limitation, any Person designated as a director of the Company or RGC pursuant to the terms hereof) unless such Investor has consented to the form and substance thereof, which consent shall not be unreasonably withheld except to the extent such disclosure is, in the opinion of counsel, required by law or by stock exchange regulation, provided that (i) any such required disclosure shall only be made, to the extent consistent with the law, after consultation with such Investor and (ii) no such announcement or disclosure (except as required by law or by stock exchange regulation) shall identify any such Person without such Investor's prior consent.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       FOOD 4 LESS HOLDINGS, INC.



                                       By: /s/ Mark A. Resnik
                                           --------------------------
                                           Name:   Mark A. Resnik
                                           Title:  Secretary



                                       RALPHS GROCERY COMPANY




                                       By: /s/ Jan Charles Gray
                                           --------------------------
                                           Name:   Jan Charles Gray
                                           Title:  Senior Vice
                                                   President,
                                                   General Counsel
                                                   and Secretary

                             THE YUCAIPA AFFILIATES



                                          THE YUCAIPA COMPANIES



                                      By: /s/ Ronald W. Burkle
                                          ---------------------------------
                                          Name:  Ronald W. Burkle
                                          Title:   Managing Partner

                                          Number of Shares of Common Stock:



                                          FFL PARTNERS



                                      By: /s/ Ronald W. Burkle
                                          ---------------------------------
                                          Name:  Ronald W. Burkle
                                          Title:   Managing Partner

                                          Number of Shares of Common Stock:



                                          YUCAIPA CAPITAL FUND, L.P.
                                      By: Yucaipa Capital Advisors, Inc.,
                                          as general partner



                                      By: /s/ Ronald W. Burkle
                                          ---------------------------------
                                          Name:  Ronald W. Burkle
                                          Title:   President

                                          Number of Shares of Common Stock:

                                            F4L EQUITY PARTNERS, L.P.
                                        By: Yucaipa Capital Advisors, Inc.,
                                            as general partner



                                        By: /s/ Ronald W. Burkle
                                            --------------------------------
                                            Name:  Ronald W. Burkle
                                            Title:   President

                                            Number of Shares of Common Stock:

                                            YUCAIPA/F4L PARTNERS

                                        By: The Yucaipa Companies,
                                            as general partner



                                        By: /s/ Ronald W. Burkle
                                            --------------------------------
                                            Name:  Ronald W. Burkle
                                            Title:   Managing Partner


                                        By: Yucaipa Capital Fund, L.P.,
                                            as general partner

                                        By: Yucaipa Capital Advisors, Inc.,
                                            as general partner


                                        By: /s/ Ronald W. Burkle
                                            --------------------------------
                                            Name:  Ronald W. Burkle
                                            Title:   President

                                            Number of Shares of Common Stock:

                                       /s/ Ronald W. Burkle
                                       -----------------------------------
                                       Ronald W. Burkle

                                         Number of Shares of Common Stock:



                                       /s/ George G. Golleher
                                       -----------------------------------
                                       George G. Golleher

                                         Number of Shares of Common Stock:

                                 THE PURCHASERS


                                     APOLLO

                                       APOLLO INVESTMENT FUND III, L.P.

                                       By:  Apollo Advisors II, L.P.
                                            Its General Partner

                                       By:  Apollo Capital Management II, Inc.
                                            Its General Partner



                                       By: /s/ Peter P. Copses
                                           ------------------------------
                                           Name:  Peter P. Copses
                                           Title:   Vice President

                                       Address for notice:

                                       c/o Apollo Advisors II, L.P.
                                       2 Manhattanville Road
                                       Purchase, New York  10577
                                       Attn:  Tony Tortorelli
                                       Fax:   (914) 694-8032

                                       Number of Shares of Series A Preferred
                                       Stock:  9,150,091
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                       APOLLO UK PARTNERS III, L.P.



                       By:  Apollo Advisors II, L.P.
                            Its Managing General Partner

                       By:  Apollo Capital Management II, Inc.
                            Its General Partner



                       By:/s/ Peter P. Copses
                          -----------------------------
                          Name:  Peter P. Copses
                          Title:   Vice President

                       Address for notice:

                       c/o Apollo Advisors II, L.P.
                       2 Manhattanville Road
                       Purchase, New York  10577
                       Attn:  Tony Tortorelli
                       Fax:   (914) 694-8032

                       Number of Shares of Series A Preferred Stock: 605,355 Number of Shares of Series B Preferred Stock: 0 Number of Shares of Common Stock: 0
                       Number of Warrants:  0

                       APOLLO OVERSEAS PARTNERS III, L.P.


                                     By:  Apollo Advisors II, L.P.
                                          Its Managing General Partner

                                     By:  Apollo Capital Management II, Inc.
                                          Its General Partner



                                     By: /s/ Peter P. Copses
                                         -----------------------------------
                                         Name:  Peter P. Copses
                                         Title:   Vice President

                                     Address for notice:

                                     c/o Apollo Advisors II, L.P.
                                     2 Manhattanville Road
                                     Purchase, New York  10577
                                     Attn:  Tony Tortorelli
                                     Fax:   (914) 694-8032

                                     Number of Shares of Series A Preferred
                                     Stock:  977,798
                                     Number of Shares of Series B Preferred
                                     Stock:  0
                                     Number of Shares of Common Stock:  0
                                     Number of Warrants:  0

                                       APOLLO INVESTMENT FUND, L.P.

                                       By:  Apollo Advisors, L.P.
                                            Its Managing General Partner

                                       By:  Apollo Capital Management, Inc.
                                            Its General Partner



                                       By:  /s/ Peter P. Copses
                                            ------------------------------
                                            Name:  Peter P. Copses
                                            Title:   Vice President

                                       Address for notice:

                                       c/o Apollo Advisors, L.P.
                                       2 Manhattanville Road
                                       Purchase, New York  10577
                                       Attn:  Tony Tortorelli
                                       Fax:   (914) 694-8032

                                       Number of Shares of Series A Preferred
                                       Stock:  0
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:
                                       Number of Warrants:

                                       FL ADVISORS, L.P. (for the benefit of
                                       an account under management)

                                       By: FL Management, Inc.,
                                           Its General Partner



                                       By: /s/ Peter P. Copses
                                           --------------------------
                                           Name:  Peter P. Copses
                                           Title:   Vice President

                                       Address for notice:

                                       c/o Lion Advisors, L.P.
                                       2 Manhattanville Road
                                       Purchase, New York  10577
                                       Attn:  Tony Tortorelli
                                       Fax:   (914) 694-8032

                                       Number of Shares of Series A Preferred
                                       Stock:  0
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:
                                       Number of Warrants:  0

                                       F4L/AB INVESTORS


                                       By: /s/ John J. Hannan
                                           --------------------------
                                           Name:  John J. Hannan
                                           Title:

                                       Address for notice:

                                       c/o Lion Advisors, L.P.
                                       2 Manhattanville Road
                                       Purchase, New York  10577
                                       Attn:  Tony Tortorelli
                                       Fax:   (914) 694-8032

                                       Number of Shares of Series A Preferred
                                       Stock:  0
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:
                                       Number of Warrants:  0

                                OTHER PURCHASERS


                                       BT INVESTMENT PARTNERS, INC.



                                       By: /s/ Joseph T. Wood
                                           Name:   Joseph T. Wood
                                           Title:  Managing Director

                                       Address for notice:

                                       130 Liberty Street
                                       25th Floor
                                       New York, New York  10006
                                       Attn:  Brian Talbot
                                       Fax:   (212) 250-7651

                                       Number of Shares of Series A Preferred
                                       Stock:  900,000
                                       Number of Shares of Series B Preferred
                                       Stock:  3,100,000
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                                       BANKERS TRUST NEW YORK
                                       CORPORATION




                                       By: /s/ Joseph T. Wood
                                           ----------------------------
                                           Name:   Joseph T. Wood
                                           Title:  Senior Vice President

                                       Address for notice:

                                       130 Liberty Street
                                       25th Floor
                                       New York, New York  10006
                                       Attn:  Brian Talbot
                                       Fax:   (212) 250-7651

                                       Number of Shares of Series A Preferred
                                       Stock:  0
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:
                                       Number of Warrants:  0

                                       BT SECURITIES CORPORATION



                                       By: /s/ Geralyn A. Fitzgerald
                                           -------------------------------
                                           Name:   Geralyn A. Fitzgerald
                                           Title:  Managing Director

                                       Address for notice:

                                       130 Liberty Street
                                       25th Floor
                                       New York, New York  10006
                                       Attn:  Brian Talbot
                                       Fax:   (212) 250-7651

                                       Number of Shares of Series A Preferred
                                       Stock:  0
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:
                                       Number of Warrants:  0

                                       HWH INVESTMENT PTE LTD



                                       By: /s/ Kunnasagaran Chinniah
                                           --------------------------
                                           Name:   Kunnasagaran Chinniah
                                           Title:  Director

                                       Address for notice:

                                       255 Shoreline Drive
                                       Suite 600
                                       Redwood City, California  94065
                                       Attn:  Kunna Chinniah
                                       Fax:   (415) 802-1213

                                       Number of Shares of Series A Preferred
                                       Stock:  1,500,000
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                                       MERCHANT GP, INC.


                                       By: /s/ Mark Patterson
                                           ----------------------------
                                           Name:  Mark Patterson
                                           Title:   Vice President

                                       Address for notice:

                                       c/o CS First Boston Corporation
                                       Park Avenue Plaza
                                       55 East 52nd Street
                                       New York, New York  10055
                                       Attn:  Agnes Reicke
                                       Fax:   (212) 753-2390

                                       Number of Shares of Series A Preferred
                                       Stock:  1,000,000
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                                       CRESCENT/MACH I PARTNERS, L.P.,
                                         a Delaware limited partnership

                                       By: Crescent Capital Corporation,
                                           as investment manager and
                                           attorney-in-fact


                                       By: /s/ Mark Attanasio
                                           ------------------------------
                                           Name:   Mark L. Attanasio
                                           Title:  President

                                       Address for notice:

                                       1325 Avenue of the Americas
                                       25th Floor
                                       New York, New York  10019
                                       Attn:  Mark Gold
                                       Fax:   (212) 245-2488

                                       Number of Shares of Series A Preferred
                                       Stock:  500,000
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                                       CRESCENT SHARED OPPORTUNITY
                                       FUND II, L.P.


                                       By:  Crescent Capital
                                            Corporation, as investment
                                            manager and attorney-in-fact


                                       By: Mark L. Attanasio
                                           -----------------------------
                                           Name:   Mark L. Attanasio
                                           Title:  President

                                       Address for notice:

                                       11100 Santa Monica Boulevard
                                       Suite 2050
                                       Los Angeles, California  90025
                                       Attn:  John Rocchio
                                       Fax:   (310) 575-1997

                                       Number of Shares of Series A Preferred
                                       Stock:  0
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:

                                       DLJ CAPITAL CORPORATION



                                       By: /s/ Claire M. Power
                                           -------------------------------
                                           Name:   Claire M. Power
                                           Title:  Assistant Secretary

                                       Address for notice:

                                       140 Broadway
                                       New York, New York  10005
                                       Attn:  Edward Poletti
                                       Fax:   (212) 504-4991

                                       Number of Shares of Series A Preferred
                                       Stock:  1,000,000
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                       CHASE MANHATTAN INVESTMENT HOLDINGS, INC.



                                       By: /s/ Michael McLaughlin
                                           ------------------------------
                                           Name:   Michael McLaughlin
                                           Title:  Vice President

                                       Address for notice:

                                       1 Chase Plaza
                                       8th Floor
                                       New York, New York  10081
                                       Attn:  Michael McLaughlin
                                       Fax:   (212) 552-1159

                                       Number of Shares of Series A Preferred
                                       Stock:  1,000,000
                                       Number of Shares of Series B Preferred
                                       Stock:  0
                                       Number of Shares of Common Stock:  0
                                       Number of Warrants:  0

                       THE RAPAPORT FAMILY TRUST U/A/D 4/12/90



                                        By: /s/ Marc Rapaport
                                            ------------------------------
                                            Marc Rapaport
                                            Trustee

                                        Address for notice:

                                        11625 Moraga Lane
                                        Los Angeles, California  90049
                                        Attn:   Marc Rapaport
                                        Fax:    (310) 472-0259

                                        Number of Shares of Series A Preferred
                                        Stock:  50,000
                                        Number of Shares of Series B Preferred
                                        Stock:  0
                                        Number of Shares of Common Stock:  0
                                        Number of Warrants:  0